UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-6722
                                    ---------------------

                               The HomeState Group
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                   1703 Oregon Pike, Suite 101, Lancaster, PA
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                        Citco Mutual Fund Services, Inc.
              83 General Warren Blvd., Suite 200, Malvern, PA 19355
              -----------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-232-0224
                                                    ------------

Date of fiscal year end: 06/30/2004
                         ----------

Date of reporting period: 06/30/2004
                          ----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO SHAREHOLDERS

The following is a copy of the Annual Report to Shareholders for the period ended June 30, 2004 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

                                                                [LOGO]
                                                                EMERALD
                                                                -------
                                                              MUTUAL FUNDS

                                                            DRIVEN BY RESEARCH

[GRAPHIC OMITTED]                                   ANNUAL REPORT JUNE 30, 2004

                                                                 GROWTH FUND
                                                                Class A: HSPGX
                                                                Class C: HSPCX

                                                             BANK & FINANCE FUND
                                                                Class A: HSSAX
                                                                Class C: HSSCX

                                                               TECHNOLOGY FUND
                                                               Class A: HSYTX
                                                               Class C: HAYCX


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                                                                 August 12, 2004

Dear Shareholder:

            MARKET AND ECONOMIC REVIEW AND FUND PERFORMANCE ANALYSIS

ECONOMIC OUTLOOK

The first quarter's performance was marked by an almost complete reversal of sentiment during the quarter. For the first 20 days of January, the market followed 2003's rapid growth. As new cash flows hit the market from 401k's, pension fund contributions and individual mutual fund flows, the market hit new highs yielding to what the old Wall Street saw, "as goes the first 5 days of January, as goes the month of January, so goes the year." Money flooded into growth stocks, pushing last year's winners ever higher. What the market forgot was that last year's 50% returns were unrepeatable. As the market started to correct, hedge funds started to sell and eventually the long awaited 5-10% correction was at hand. Positive sentiment turned to negative and all news started to be perceived in the worst possible light. Positive earnings were dismissed as evidence of the past, not as indications of future trends.

In a March poll by Stan Greenberg, 43% of Americans cited outsourcing as the number one economic problem. Global Insight, an economic forecasting firm, said last year the U.S. lost 104,000 jobs to outsourcing. According to Forrester Research, the U.S. after many years has outsourced only 400,000 jobs. Put this in perspective of March's jobs gain of 308,000 and we have to ask, what is all the fuss about? Outsourcing has been blamed for the recession and for a lack of job recovery since, but without any corresponding look at improved profits and their ripple effects. While outsourcing is clearly just starting and can reach
3.3 million jobs by 2015, any economic blame is purely political rhetoric, but it does indeed represent another cause of negative sentiment in the quarter.

Interestingly, we saw a great divergence in the first quarter between strong company specific fundamentals and market performance. We expected that divergence to correct through the balance of the year as the economy continues to move forward. We didn't and still don't believe that this cycle could top out so quickly. The multiplier effect from the 8.2% third quarter of 2003 growth rate was just starting to kick in. Manufacturing continued to improve as the Institute for Supply Management Index rose for the fifth consecutive month in March. The last time the index recorded a number (62.5%) this high was in 1983. Amazing. Who said the economy wasn't strong and getting stronger? Add to this the most important ingredient for the equity markets - PROFITS - and we could see a strong economy and stock market well into 2005. Profits as a percentage of GDP has risen to 12% from a low below 8% in 2000-2001. Forward earnings estimates continue to rise as conservative analyst estimates continue to be exceeded.

The one piece that was lacking in this recovery has been job growth as reported by the Bureau of Labor Statistics. Job growth started in March with 308,000, with even January and February both being revised upwards, resulting in total jobs created in the first quarter of greater than 500,000. Sustainability of economic growth and stock market gains were the main concern of investors during the first quarter, but with just one report, we thought all things were about to change.

The next biggest question the market was asking is when will the Fed start raising rates? We believed there was still excess capacity in the employment numbers as there are currently 4.7 million part time workers looking for full time employment. In addition, more workers are entering the workplace in need of new jobs. Lastly, the election is coming and we doubted the Fed's resolve to raise rates until we are past the political


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process.  So with the probability of a rate increase likely to be more of a late
2004 early 2005 occurrence, our economic outlook remained constructive.

As the jobs report delivered more good news in April and May, it became apparent that the Fed would raise rates sooner in 2004 than we expected. With Alan
Greenspan signaling this to the market with his usual deli cate touch (constantly mentioning "measured" as the key to future rate hikes). Concerns continued to mount in the second quarter as rising oil prices moved to $42 a barrel, causing concerns about inflation. To top this off, the War in Iraq and raised terrorist alerts put risk concerns in bold letters in front of every investor Emerald's positioning for greater growth expectations in the beginning of the year was steamrolled by these geo-political concerns and rising oil prices and interest rates. GDP growth and actual earnings were sufficient to drive the market higher, but sentiment kept the market in a "Risk Intolerant" position.

A tremendous amount of stimulus was added to the system in 2003, which produced a bounce off of the bottom. Add to this the re-financing boom, a low interest rate environment that allowed Corporate America to refinance almost all tiers of past debt, and a return to the profit cycle that started in 2003, the result of which sets the stage for the start of a new IT spending cycle. Higher interest rates at this stage of an upcycle have never killed growth and we don't believe they will now. The last piece to this puzzle and our once hesitancy remains the lack of risk tolerance in the market place. Risks of terrorism and world unrest may be with us for years, but we believe the market has already discounted this, unless, of course there is another major attack on our soil. The risk however that concerns us the most is a further deterioration of investor's risk tolerance and corporate spending.

Corporate profits are significant enough to push corporate spending significantly above last year's levels. For now we maintain our positive opinion on economic growth, but we will continue to closely watch IT and enterprise spending for the 3rd and 4th quarters.

EMERALD GROWTH FUND

                                                               PERFORMANCE RESULTS FOR PERIODS ENDED JUNE 30, 2004
                                              ------------------------------------------------------------------------------------
                                                                        AVERAGE ANNUAL RETURN
                                              ------------------------------------------------------------------          TOTAL
                                                                                                                         RETURNS
                                                                                                       SINCE              SINCE
                                              ONE                FIVE               TEN              INCEPTION          INCEPTION
FUND/INDEX                                    YEAR               YEARS             YEARS              10-1-92            10-1-92
----------                                    ------             ------           ------             ---------          ---------
Emerald Growth Fund
      Class A at NAV                          27.52%              9.40%           13.41%               13.42%           339.53%
      Class A at MOP                          21.46%              8.34%           12.86%               12.95%           318.60%
Russell 2000 Growth Index                     31.56%             -0.45%            7.15%                7.71%           139.30%
Morningstar - Small Company
   Funds Avg.                                 28.29%              5.34%           12.64%               12.69%           307.10%

Past performance is no guarantee of future results. Emerald Growth Fund returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Growth Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index (although certain products attempt to mimic the index). The Morningstar Small-Company Funds Average represents 735, 510, 232 and 60 small-company funds, respectively, for total return without regard to sales charges for the One Year, Five Year, Ten Year and Since Inception (10/1/92) periods. All performance results assume reinvestment of dividends. As you review the results above, please note that the Fund has invested in a variety of initial public offerings (IPO's). The performance of IPO's may have a greater impact on the performance results of a smaller fund, and may lessen as the Fund's assets grow.


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The Top 5 Contributors to Performance over the Last 6 Months:

      Wesco International (WCC)
      Vaxgen (VXGN)
      Coldwater Creek (CWTR)
      American Eagle Outfitters (AEOS)
      Gen-Probe (GPRO)

The Top 5 Detractors from Performance over the Last 6 Months:

      Amkor Technology (AMKR)
      LTX Corp. (LTXX)
      Alliance Gaming (AGI)
      ON Semiconductor (ONNN)
      Martek Biosciences (MATK)

Our underperformance for the last six months and year was the result of our positioning for greater growth expectations than the market would compensate for due to its risk averse posture it assumed after about the first 20 days of 2004. The June quarter's results for our benchmark "The Russell 2000 Growth" reflected the concerns of rising oil prices, rising interest rates, China's efforts to slow its economic growth, elevated terrorist alerts and the ongoing conflict in Iraq. The Technology sector lost 6.1% in the June quarter while Energy and Energy-related sectors posted the strongest returns, gaining in excess of 12%. Therefore, returns of investment portfolios were based on the relative weights in Energy and Technology for the quarter and six months. We did not take a big enough weighting in Energy stocks because we believed the spike in the price of oil would be short-lived.

If we further analyze the quarter, the index had a huge disparity in cap size performance as the largest market cap had the best performance +5.8% vs. the smallest with a negative performance of 5.2%. This disparity is ultimately related to risk, as the only stocks to entertain investor's interest were the most liquid ones. This is further supported as Value outpaced Growth. While the Russell 2000 Small Cap Growth only trailed Value by 40 basis points, we do not believe this told the full story. Our performance was roughly even for the quarter through the end of May, only to give up ground during June. Our higher beta and higher growth positioning than the Growth index, resulted in our quarterly underperformance as Growth trailed Value by 160 basis points during the month. Given our more aggressive stance relative to the Growth index this was even worse for Emerald. Highest beta stocks returned (3.9%) in the quarter while the lowest beta stocks rose 4.2%. Aversion to beta also led to an aversion for pre-profit or just profitable companies. Those companies with negative earnings declined by 6.5% compared to those with trailing earnings that gained 2.4% in aggregate. Again, given the more cyclical composition of our technology holdings, specifically semiconductor and semiconductor capital equipment, the portfolios were negatively impacted.

This was the third consecutive quarter that Value has outperformed Growth, clearly a risk averseness positioning rather than a statement of opportunity, economic wealth or unjust valuation. The P/E for the Russell 2000 Growth Index is 23.7 vs. the Value Index of 17.8. While this may seem high, if we look at the PEG (P/E


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to Growth Rate) we get a much  different  picture - 1.09 for Growth  compared to
1.38 for Value. This ratio shows Growth is selling at a 21% discount to Value (Source: Frank Russell & CSFB Research). The numbers cited above paint two pictures. First, we have an additional datapoint that the market is shunning growth, creating a significant discount. Second, it gives us a launching pad in the future for the next leg of the bull market when earnings and innovation are rewarded by the late cycle investors and momentum players. Low P/E's compared to earnings growth rates will push the small growth segment to the forefront.

There was no sector in which this risk aversion was more apparent than technology. The Philadelphia Semiconductor (SOX) index declined 4.1%, and the Russell 2000 Growth-Technology sector declined 6.1 percent in the quarter. The entire Technology sector was under pressure throughout the quarter as concern continued to grow that we were approaching a peak in the semiconductor cycle, that end-market spending would slow, that channel inventories were increasing, and that consumer confidence didn't support the projections for a strong second half of 2004. All combined to compress P/E multiples. Within the growth portfolio the greatest detractors from our performance were:

      o Amkor Technology (AMKR), the leading contract manufacturer for semiconductor assembly and test, was our top performer in 2003. As a result of its increased geographic footprint and increased outsourcing driven by adoption of advanced chip packaging, the company is projected to maintain strong growth. However, because of recent mis-steps by management, the stock has suffered during the past quarter and we have since exited our position.

      o Alliance Gaming (AGI) - Emerald eliminated its position in Alliance Gaming following the confirmation of several negative data points, including deterioration in the sales pipeline, increased competition, rising operating expenses, and a lack of communication from management. We do not foresee a rebound in Alliance Gaming's earnings growth until at least the December quarter, or beyond. We also believe that the company's FY05 financial results may come in as much as 20% below management's guidance.

      o ON Semiconductor (ONNN), a leading analog and mixed signal semiconductor manufacturer, is experiencing strong product demand and is benefiting from recent management reorganizations. The highly leveraged company is taking advantage of the capital markets to reduce its debt load, significantly improving its bottom-line. However, in the short term, its stock has been pressured by the overhang of a major VC's plan to sell shares. Emerald has reduced its position since quarter end.

      o LTX Corp (LTXX), designs, manufactures and markets automatic test equipment for the semiconductor industry that is used to test high-end integrated circuits such as system-on-a-chip, digital, analog and mixed-signal integrated circuits. Our primary thesis on LTX was that the company, due to the introduction of the single platform configuration of its test system, was well positioned to gain market share this cycle versus last. To date the company has done just that gaining several new significant customers while garnering greater penetration at its largest customer Texas Instruments. Despite the many positives, the company continues to be plagued by concerns over the duration of the semiconductor cycle. While we reduced our position in the quarter due to the continued macro-pressure, we believe that LTX is positioned for further market share gains and improved profitability this cycle versus last.


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While we have several company specific situations, the most significant of which are AMKR and AGI, as mentioned above, the bulk of our underperformance came not from deterioration in the fundamentals of our individual investments but as a result of the markets expectations that the fundamentals were going to at some point, deteriorate. We were reluctant to give in to these views as first quarter earnings and guidance were positively biased adding support to our positive economic views and positive market outlook. We continue to maintain that positive bias today, and we are not alone. A front-page article in the WSJ on July 2nd stated that 55 economists surveyed forecasted a growth in the second half of 2004 of 4%. We see an economy that is still strong and in many sectors picking up steam, but Wall Street just doesn't care. Sentiment has been the driving force in this downturn and we were wrong to assume that negative sentiment coming out of the first quarter would improve. We believe valuations are still attractive, but it is a risk averse market place. As a result there
continues  to  be  a  migration,   to  the  less  risky,   more  value  oriented
opportunities. Emerald has taken steps to selectively reduce the risk in our portfolios by lowering our weighting in technology.

While we have selectively reduced our technology exposure it remains a core component of the portfolio. Collectively technology/producer durables, consumer, financials and healthcare comprise approximately 90 percent of the total portfolio. Our commentary will focus on these sectors.

Technology/Producer Durables (overweight):

While negative sentiment has compressed valuations in the sector we continue to maintain our belief that technology products and services will follow the trend of the economy. This has proven to be true thus far. Semiconductor unit shipments have surpassed the peak of the last semiconductor cycle in 2000 and we believe increased buying of consumer electronic products will drive unit shipment growth ahead of price erosion through the remainder of 2004. This is primarily being driven by the ongoing transition to digital technology in entertainment, appliances and automobile applications. This transition combined with a general pick-up in demand across all end markets has resulted in increased unit shipments and rising capacity utilization levels. These dynamics set the stage for a sustainable positive environment for semiconductor capital equipment. Book-to-bill has remained over 1.1:1 for both April and May. That ratio has been increasing for the past nine months and has been above parity for seven consecutive months. Equipment sales for the first five months of 2004 represented a greater than 50% increase from sales during the same period in 2003. The interesting thing about this statistic is that this growth has been primarily as a result of capacity investment in trailing edge or 200mm facilities. Investment in leading edge technology/capacity is still in front of us. The opportunity for which is significant. Lehman Brothers research has compiled a list of 22 300mm plants that are planned for 2005 alone. Therefore with fab utilization exceeding 93% during the June quarter, and leading edge geometries showing even higher utilization rates, we remain committed to our weighting in semiconductors and semiconductor capital equipment, as we believe after years of under investing the current spending cycle is not over but may actually be extending well into 2005-2006.

Further, as corporate profits have rebounded, so have corporate technology budgets. We expect software companies to be significant beneficiaries of this increased spending. Emerald moved into the software segment earlier this year, and while we were early in our move into the group, we do not believe our thesis was incorrect.


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Deutsche Bank Alex Brown's June CIO Poll  reflected  that CIOs project that they will increase their IT budget spending by 8.2 percent over the next 12 months. These results, according to Deutsche Bank, represent the highest absolute growth target since March 2001. In addition, and probably most intriguing was that 56% of CIOs plan to increase spending on computer hardware this year. This was the highest result since Deutsche Bank began conducting this poll. A compelling facet of our interest in software is our belief that the software industry is entering an evolutionary phase whereby customers will buy their software as a service, transforming software companies. With the recent initial public offering of Salesforce.com, we believe that the enthusiasm for this offering as evidenced by its first day surge of 54%, represents the first step in this evolution.

Healthcare (neutral/slightly underweight):

Sector fundamentals continue to be positive. While the second quarter was more challenging given the market's aversion to risk during the quarter, the biotech group has outperformed the broad market indices during the first half of 2004, with the Nasdaq Biotech Index gaining 6.5%. As in the market, the healthcare sector has remained a source of outperformance for the Emerald portfolios as well. As we anticipated the FDA year-to-date has maintained its aggressive stance toward innovative drugs for use in areas such as oncology, the most recent of which was the approval of Pharmion's Vidaza for use in patients with Myelodysplastic Syndrome. So while there has been some recent concern regarding the demise of the biotech cycle, we believe that as long as the FDA remains constructive toward product approvals there will be opportunity within the lifesciences area. The launches of Avastin and Erbitux continue to show momentum. Pharmion has posted stellar returns with the approval and subsequent launch of Vidaza. We expect that companies with good news flow, whether that be regulatory filings, regulatory approvals, clinical trial data or strong earnings reports will continue to provide opportunities through the balance of the year.

Financials (underweight):

The part of the financial sector that held up the best was the property and casualty insurance companies. These companies reported improved results particularly in combined ratios, which indicate underwriting profitability. Although rate increases have slowed for the sector we continue to see strength in this sector fueled by increasing underwriting profitability and growth in net written premiums.

Banks were hurt during the quarter mostly due to interest rate speculation. Most banks, of any size, have positioned their portfolio so that they are asset sensitive and ready to take advantage of a rising rate environment. On June 30th, we saw the first of several anticipated rate increases by the Federal Reserve.

While we believe that small cap banks can continue to take market share from their larger competitors, we nonetheless reduced our exposure to banks because of the negative market sentiment and because we see greater economic leverage in many other sectors.

Consumer (underweight):

From a macro perspective, we remain confident in our outlook for consumer spending. We believe concerns over inflationary pressures, in particular rising oil and gasoline prices, will prove to be transient. The job


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market continues to improve and history has shown a higher  correlation  between spending and job growth than any other measure. Consumer confidence has rebounded sharply over the last two months as news of an improving economy continues to spread, and we expect that despite the political rhetoric and barring any unforeseen circumstances (terrorist activity in particular) the consumer will remain strong throughout the balance of 2004. Our focus remains on niche opportunities across a variety of industries including: specialty retail, education, entertainment and business services.

So where do we go from here. Emerald continues to maintain its positive bias. Economic strength depicted by employment gains, manufacturing orders, and consumer confidence underlies the strong economic outlook that we have maintained over the last 12 months. Certainly, we have laid to rest the notion that we are in a jobless recovery. During the quarter 671,000 new jobs were created, a number that shocked even the most optimistic economist. This has led to continued high consumer confidence levels, despite higher energy prices. While consumer confidence and spending do not always go hand-in-hand we believe the growth in jobs trumps war and taxes as predictors of a healthy consumer.

Additionally, while most of the real economic strength occurred early in the quarter, the June reports, while marking a slowing from the pace set earlier in the year, continue to portray a remarkably strong economy whether measured on a year over year or on a stand-alone basis. It is normal to assume that we will see some pullback from the peak of economic activity. Manufacturing orders, which were tracking at the highest levels experienced since the early 1980's, had to retreat to more normalized, but still strong expansionary levels. Inventories have started to build, but the inventory-to-sales ratio is at an all time low, substantially below any levels thought even possible by economists five or ten years ago. We don't believe building inventories are a sign of a slowdown in demand but rather a premeditated move by businesses to garner enough inventory to meet expected demands in the second half of the year.

From a market perspective, the IPO market started to heat up in the second quarter as 70 venture capital backed deals have filed to come public this year. This doesn't make too much sense since the risk takers are apparently on vacation. Nonetheless, the psychotic nature of the market brought huge interest and attention to two deals. Salesforce.com, rose 54% the first day; and Cabela's, the outdoor equipment retailer rose 30%. Emerald Advisers was shut out of the first and received only a minimal retail-type allocation on the second. This occurred even though we indicated our interest in Salesforce.com as soon as the underwriters were known.

This was frustrating from many different angles. First, a great deal of research time and effort was utilized, and wasted as the open market trading took the shares above levels Emerald was comfortable with. Second, while these one day gains paled in comparison to the massive gains in 1999 or 2000, it was nonetheless very speculative when put in the context of the current 2000 level for the Nasdaq and the other side of the schizophrenic market which seemed to be scared of their own shadows. Certainly not all deals had this type of hype attached, but this stampede brings us to our third reason for concern - the siphoning off of capital from the secondary trading that is being absorbed in all this new IPO activity. Mutual Fund flows have definitely slowed this year leading us to adopt a cautious attitude to the market until a change of sentiment for risk-taking takes place.

================================================================================
EMERALD MUTUAL FUNDS
REPORT FROM MANAGEMENT -- CONTINUED
--------------------------------------------------------------------------------

EMERALD SELECT BANKING AND FINANCE FUND

                                                           PERFORMANCE RESULTS FOR PERIODS ENDED JUNE 30, 2004
                                        ------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL RETURN
                                        ---------------------------------------------------------------           TOTAL
                                                                                                                 RETURNS
                                                                                               SINCE              SINCE
                                        ONE                 THREE             FIVE           INCEPTION          INCEPTION
FUND/INDEX                              YEAR                YEARS             YEARS           2-18-97            2-18-97
----------                              ----                -----             -----          ----------         ---------
Emerald Select Banking
  and Finance Fund*
      Class A at NAV                    30.53%              20.03%           15.40%           15.27%             184.97%
      Class A at MOP                    24.33%              18.09%           14.27%           14.51%             171.40%
Russell 2000 Index                      33.36%               6.23%            6.63%             N/A                N/A
Morningstar - Financial Funds Average   20.84%               5.28%            6.94%             N/A                N/A

* Prior to 10/20/98 the Fund, called the Select Opportunities Fund, pursued a different objective.

Past performance is no guarantee of future results. The Select Banking and Finance Fund returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Index measures the performance returns of 2000 similar-cap companies. Investments cannot be made in an index (although certain products attempt to mimic the index). The Morningstar Financial Funds Average represents 114, 101 and 72 financial services funds, for total return without regard to sales charges for the One Year, Three Year and Five Year, and Since Inception (2/18/97) periods respectively. All performance results assume reinvestment of dividends.

The Top 5 Contributors to Performance over the Last 6 Months:

      United Fire & Casualty (UFCS)
      Wilshire State Bank (WSBK)
      Philadelphia Consolidated Holding (PHLY)
      Great Southern Bancorp (GSBC)
      Capital Crossing Bank (CAPX)

The Top 5 Detractors from Performance over the Last 6 Months:

      Harleysville National Corp. (HNBC)
      Sun Bancorp (NJ) (SNBC)
      Northrim Bancorp (NRIM)
      Abigail Adams National Bancorp (AANB)
      Columbia Bancorp (MD)(CBMD)

The financial sector started to come under intense pressure during the past six months due to the Federal Reserve's intention to raise rates. While many individuals look at rising rates as bad for banks, this is not the case for the great majority of our holdings which are positioned to prosper after the Fed raises rates. Specifically their net interest margins will expand creating greater profitability for their bottom line. In addition, any rate increases are an indication that the economy is exhibiting significant growth. For banks this was clearly visible in the second quarter as loan-growth exceeded our expectations. Many of our holdings had loan growth greater than 3% on a quarter over quarter basis, with some having loan growth greater than 10% quarter over quarter. This was just exceptional performance.

Merger and acquisition activity continued strong after big deals such as J.P. Morgan acquiring Bank One were announced. In the 2nd quarter we documented 17 deals in April, 11 deals in May and 14 deals in June. These

================================================================================
EMERALD MUTUAL FUNDS
REPORT FROM MANAGEMENT -- CONTINUED
--------------------------------------------------------------------------------

deals continued to confirm that current valuations are justified. For example, Price to Book Value valuations ranged between 1.3x and 2.7x, more importantly the Price/Earnings Ratio was still averaging above 20x. The community bank sector which represents the greatest portion of the Emerald Banking and Finance Fund, has some substantial advantages to their bigger compatriots including:

      1.)   Personalized customer service
      2.)   Better asset quality (incredibly still improving)
      3.)   Lower funding costs through consumer deposits
      4.)   Steady  loan  growth  from  the  consumer  sector  as well as  small business loans
      5.)   Greater opportunity for increasing fee income
      6.)   Limited stock option exposure if expensed
      7.)   Lower risk business plans

In addition, Emerald concentrates on small cap institutions with:

      1.)   Solid earnings growth
      2.)   Leading and defensible franchises
      3.)   Strong asset quality
      4.)   Experienced management teams

Our smaller community oriented banks have been taking market share from their larger competition. By utilizing personalized service, banks have continued to acquire greater loan business by capturing loans one by one or by attracting loan officers who bring their loan clients with them from larger banks or from merged entities. Another important feature of the fund is the ability we have to diversify within the financial services sectors. We believe our positioning in asset management firms, regional brokerage firms, REITs and diversified financial services funds bodes well for you our shareholders, in the months and years to come.

EMERALD SELECT TECHNOLOGY FUND

                                                                PERFORMANCE RESULTS FOR PERIODS ENDED JUNE 30, 2004
                                              ------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL RETURN
                                              ---------------------------------------------------------------           TOTAL
                                                                                                                       RETURNS
                                                                                                      SINCE             SINCE
                                              ONE                THREE             FIVE             INCEPTION         INCEPTION
FUND/INDEX                                    YEAR               YEARS             YEARS             10-31-97          10-31-97
----------                                    -----             -------           ------            ---------         ---------
Emerald Select Technology Fund
      Class A at NAV                          26.42%            -15.06%           -5.96%               -1.65%           -10.51%
      Class A at MOP                          20.44%            -16.44%           -6.88%               -2.37%           -14.77%
Russell 2000 Growth Index                     31.56%             -0.22%           -0.45%                1.39%             9.62%
Morningstar - Technology Funds Average        25.29%             -9.78%           -7.57%                5.36%            41.62%

As you review the results above, please note that the Fund has invested in a variety of initial public offerings (IPO's). The performance of IPO's may have a greater impact on the performance results of a smaller fund, and may lessen as the Fund's assets grow. Past performance is no guarantee of future results. Emerald Select Technology Fund returns at NAV do not include the effects of the Fund's Class A maximum 4.75% sales charge; returns at MOP do. The Russell 2000 Growth Index measures the performance returns of 2000 small-cap companies. Investments cannot be made in an index. The Morningstar Technology Funds Average represents 327, 294, 144 and 272 technology funds, respectively, for total return without regard to sales charges for the One Year, Three Year, Five Year and Since Inception (10/31/97) periods. All performance results assume reinvestment of dividends.

================================================================================
EMERALD MUTUAL FUNDS
REPORT FROM MANAGEMENT -- CONCLUDED
--------------------------------------------------------------------------------

The Top 5 Contributors to Performance over the Last 6 Months:

      Flir Systems (FLIR)
      Gen-Probe (GPRO)
      Akamai Technologies (AKAM)
      SeaChange International (SEAC)
      Cognizant Technology (CTSH)

The Top 5 Detractors from Performance over the Last 6 Months:

      Amkor Technology (AMKR)
      LTX Corp. (LTXX)
      Kana Software (KANA)
      ON Semiconductor (ONNN)
      Ultratech Inc. (UTEK)

As discussed under the Growth Fund, Emerald's more positive stance on the economy resulted in our underperformance during the past six months and therefore also the past 12 months. The greatest exposure in the fund was related to the semiconductor cycle. Emerald's positioning was focused on increased unit growth, high capacity utilization and new fabs coming on line in 2004 and 2005. After 2 years of extreme underinvestment and an improving end-user demand profile, Emerald believed the shift to 300mm processing and copper interconnections would lead to a major cycle in semiconductor capital equipment spending. Fab utilization exceeded 90% in the first half of the year as wafer shipments surpassed 2000 peak shipments. While significant announcements for new fabs continued throughout the year (we expect between 27-33 new fabs to be built over the next 12-18 months), the negative sentiment from higher interest rates, terrorist threats, higher oil prices and continued Iraq casualties proceeded to force a massive correction in these stocks with some declining in half. This occurred even with these companies meeting or exceeding their earnings estimates. As we went through the year, we suffered on the performance side as concerns that the industry was slowing in end demand for semiconductors took hold. We expect after this short pause, the cycle for semi-equipment will start over again.

In terms of our biotechnology holding, we expect this sector to once again pick up in the 2nd half of 2004 as the fall season brings new data and trials to the attention of investors as the conference season takes hold. We try to maintain some balance between biotechs and technology, focusing on the small capitalization companies which represent the true innovators in America. This fund remains a high risk/high reward proposition which is dependent on market sentiment. If the market remains risk intolerant, this fund will continue to have difficulty. In that case we would look to offer other alternatives to our fund shareholders.

KENNETH G. MERTZ II, CFA                    STACEY L. SEARS
Chief Investment Officer                    Co-Portfolio Manager - Emerald
Co-Portfolio Manager - Emerald                Growth Fund
  Growth Fund
Portfolio Manager - Emerald Select
  Banking & Finance Fund
Portfolio Manager - Emerald Select
  Technology Fund

================================================================================
THE EMERALD GROWTH FUND
THE FUND AT A GLANCE
--------------------------------------------------------------------------------

             Emerald Growth Fund Class A Performance Comparison vs.
                     Russell 2000* and Russell 2000 Growth**
                    Growth of Hypothetical $10,000 Investment

--------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN+
                              1 YEAR      5 YEAR       10 YEAR
Emerald Growth Class A
  (load adjusted)***          21.46%       8.34%        12.85%
Emerald Growth Class A
  (without load)              27.52%       9.40%        13.40%
Russell 2000 Index            33.37%       6.63%        10.93%
Russell 2000 Growth Index     31.55%      (0.45)%        7.15%
--------------------------------------------------------------

[The following table was depicted as a line chart in the printed material]

                 Emerald Growth Class A     Emerald Growth Class A
Time               (load adjusted)             (without load)          Russell 2000 Index   Russell 2000 Growth Index
06/30/94                 9,525                   10,000                     10,000                10,000
06/30/95                12,283                   12,896                     12,011                12,587
06/30/96                17,189                   18,047                     14,880                15,921
06/30/97                18,833                   19,772                     17,310                16,654
06/30/98                23,548                   24,723                     20,167                18,850
06/30/99                21,373                   22,438                     20,470                20,415
06/30/00                35,602                   37,378                     23,402                26,211
06/30/01                32,178                   33,782                     23,536                20,093
06/30/02                26,411                   27,728                     21,513                15,070
06/30/03                26,282                   27,593                     21,160                15,172
06/30/04                39,636                   41,612                     28,220                19,959

* The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.

** The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.

*** The Fund's Class A total returns for one, five and ten years reflect the effect of the maximum sales load charge of 4.75%.

+     Past performance is not indicative of future performance.

--------------------------------------------------------
THE EMERALD GROWTH FUND
TOP TEN HOLDINGS AS OF JUNE 30, 2004

ISSUE                                         % OF FUND
-----                                         ---------
   1.  Gen-Probe, Inc.                          2.02%
   2.  Marvel Enterprises, Inc.                 1.94%
   3.  Martek Biosciences Corp.                 1.91%
   4.  Airgas, Inc.                             1.79%
   5.  Telik, Inc.                              1.78%
   6.  Wesco International, Inc.                1.78%
   7.  Avid Technology, Inc.                    1.75%
   8.  Micros Systems, Inc.                     1.73%
   9.  Paragon Technologies, Inc.               1.56%
  10.  Photon Dynamics, Inc.                    1.49%
--------------------------------------------------------

================================================================================
THE EMERALD GROWTH FUND
THE FUND AT A GLANCE
--------------------------------------------------------------------------------

             Emerald Growth Fund Class C Performance Comparison vs.
                    Russell 2000* and Russell 2000 Growth**
                   Growth of Hypothetical $10,000 Investment

-------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURN+
                                                 1 YEAR         INCEPTION
Emerald Growth Class C (load adjusted)***        25.48%          (2.10)%
Emerald Growth Class C (without load)            26.75%          (2.10)%
Russell 2000 Index                               33.37%           4.79%
Russell 2000 Growth Index                        31.55%          (6.58)%
-------------------------------------------------------------------------

[The following table was depicted as a line chart in the printed material]

                     Emerald Growth Class C   Emerald Growth Class C
Time                    (load adjusted)           (without load)      Russell 2000 Index  Russell 2000 Growth Index
07/01/00                     9,900                    10,000               10,000                  10,000
09/30/00                     9,460                     9,556               10,111                   9,603
12/31/00                     8,301                     8,384                9,412                   7,663
03/31/01                     7,649                     7,726                8,800                   6,498
06/30/01                     8,903                     8,992               10,057                   7,666
09/30/01                     7,291                     7,363                7,966                   5,513
12/31/01                     8,473                     8,556                9,646                   6,956
03/31/02                     8,388                     8,468               10,031                   6,820
06/30/02                     7,263                     7,332                9,193                   5,749
09/30/02                     6,088                     6,146                7,226                   4,512
12/31/02                     6,074                     6,131                7,670                   4,851
03/31/03                     5,823                     5,878                7,326                   4,663
06/30/03                     7,177                     7,245                9,042                   5,789
09/30/03                     8,008                     8,084                9,863                   6,395
12/31/03                     9,111                     9,197               11,295                   7,206
03/31/04                     9,275                     9,363               12,002                   7,608
06/30/04                     9,096                     9,183               12,059                   7,615

* The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.

** The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.

*** The Fund's Class C Inception date is July 1, 2000. The total returns for one year reflect 1.00% contingent deferred sales charge.

+     Past performance is not indicative of future performance.

================================================================================
THE EMERALD SELECT BANKING AND FINANCE FUND
THE FUND AT A GLANCE
--------------------------------------------------------------------------------

   Emerald Select Banking and Finance Fund Class A Performance Comparison vs.
                                 Russell 2000*
                   Growth of Hypothetical $10,000 Investment

--------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN+

                                    1 YEAR    5 YEAR       INCEPTION
Emerald Select Banking & Finance
  Class A (load adjusted)**         24.33%     14.28%      14.53%
Emerald Select Banking & Finance
  Class A (without load)            30.53%     15.40%      15.29%
Russell 2000 Index                  33.37%      6.63%       7.95%
--------------------------------------------------------------------

[The following table was depicted as a line chart in the printed material]

                 Emerald Select Bankin   Emerald Select Banking
                   & Finance Class A       & Finance Class A       Russell 2000
Time               (load adjusted)          (without load)            Index
02/18/97                9,525                   10,000                10,000
06/30/97               11,144                   11,700                10,779
12/31/97               12,758                   13,394                11,968
06/30/98               13,324                   13,989                12,558
12/31/98               10,137                   10,643                11,664
06/30/99               13,265                   13,926                12,747
12/31/99               11,821                   12,411                14,143
06/30/00               11,155                   11,711                14,572
12/31/00               13,608                   14,286                13,716
06/30/01               15,698                   16,480                14,656
12/31/01               15,723                   16,507                14,057
06/30/02               18,831                   19,770                13,396
12/31/02               18,018                   18,916                11,177
06/30/03               20,800                   21,837                13,176
12/31/03               26,053                   27,352                14,847
06/30/04               27,150                   28,504                14,861


* The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.

** The Fund's Class A total returns for one year, five years and from Inception (February 18, 1997) reflect the effect of the maximum sales load charge of 4.75%.

+     Past performance is not indicative of future performance.

-------------------------------------------------------
THE EMERALD SELECT BANKING AND FINANCE FUND
TOP TEN HOLDINGS AS OF JUNE 30, 2004

ISSUE                                         % OF FUND
-----                                         ---------
   1.  Oak Hill Financial, Inc.                   2.52%
   2.  Alabama National Bancorp                   2.44%
   3.  Main Street Banks, Inc.                    2.43%
   4.  Commercial Capital Bancorp, Inc.           2.41%
   5.  Texas Capital Bancshares, Inc.             2.15%
   6.  United Fire & Casualty Co.                 2.11%
   7.  Philadelphia Consolidated Co.              2.09%
   8.  IBERIABANK Corp.                           2.06%
   9.  Sky Financial Group, Inc.                  2.05%
  10.  MB Financial Corp.                         2.05%
-------------------------------------------------------

================================================================================
THE EMERALD SELECT BANKING AND FINANCE FUND
THE FUND AT A GLANCE
--------------------------------------------------------------------------------

   Emerald Select Banking and Finance Fund Class C Performance Comparison vs.
                                  Russell 2000*
                    Growth of Hypothetical $10,000 Investment

---------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN+

                                     1 YEAR     INCEPTION
Emerald Select Banking & Finance
  Class C (load adjusted)**           28.39%       24.15%
Emerald Select Banking & Finance
  Class C (without load)              29.68%       24.15%
Russell 2000 Index                    33.37%        4.79%
---------------------------------------------------------

[The following table was depicted as a line chart in the printed material]

                Emerald Select Banking  Emerald Select Banking
                   & Finance Class C      & Finance Class C        Russell 2000
Time                (load adjusted)          (without load)           Index
07/01/00               9,900                  10,000                  10,000
09/30/00              11,087                  11,199                  10,111
12/31/00              12,050                  12,172                   9,412
03/31/01              12,087                  12,209                   8,800
06/30/01              13,864                  14,000                  10,057
09/30/01              13,277                  13,408                   7,966
12/31/01              13,836                  13,972                   9,646
03/31/02              15,006                  15,153                  10,031
06/30/02              16,527                  16,689                   9,193
09/30/02              15,231                  15,381                   7,226
12/31/02              15,755                  15,910                   7,670
03/31/03              16,088                  16,246                   7,326
06/30/03              18,129                  18,307                   9,042
09/30/03              19,776                  19,970                   9,863
12/31/03              22,626                  22,848                  11,295
03/31/04              23,893                  24,128                  12,002
06/30/04              23,511                  23,742                  12,059


* The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.

** The Fund's Class C Inception date is July 1, 2000. The total returns for one year reflect the 1.00% contingent deferred sales charge.

+     Past performance is not indicative of future performance.

================================================================================
THE EMERALD SELECT TECHNOLOGY FUND
THE FUND AT A GLANCE
--------------------------------------------------------------------------------

        Emerald Select Technology Fund Class A Performance Comparison vs.
                Russell 2000* and Russell 2000 Growth**
                   Growth of Hypothetical $10,000 Investment

------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN+

                               1 YEAR      5 YEAR        INCEPTION
Emerald Select Technology
  Class A (load adjusted)***   20.41%      (6.87)%         (2.37)%
Emerald Select Technology
  Class A (without load)       26.42%      (5.96)%         (1.65)%
Russell 2000 Index             33.37%       6.63%           6.10%
Russell 2000 Growth Index      31.55%      (0.45)%          1.31%
------------------------------------------------------------------

[The following table was depicted as a line chart in the printed material]

                 Emerald Select    Emerald Select
                   Technology       Technology
                    Class A           Class A      Russell 2000    Russell 2000
Time             (load adjusted)   (without load)     Index        Growth Index

10/31/97              9,525           10,000          10,000          10,000
12/31/97             10,144           10,650          10,109           9,767
06/30/98             11,516           12,090          10,607          10,300
12/31/98             10,354           10,870           9,852           9,887
06/30/99             11,592           12,170          10,766          11,155
12/31/99             29,628           31,105          11,946          14,148
06/30/00             28,858           30,297          12,308          14,322
12/31/00             18,613           19,541          11,585          10,975
06/30/01             13,908           14,601          12,379          10,979
12/31/01             10,196           10,704          11,873           9,962
06/30/02              6,430            6,751          11,315           8,234
12/31/02              5,367            5,635           9,441           6,947
06/30/03              6,741            7,078          11,129           8,291
12/31/03              8,937            9,383          13,902          10,320
06/30/04              7,732            8,118          14,842          10,906


* The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.

** The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.

*** The Fund's Class A total returns for one year, five years and from Inception (October 31, 1997) reflect the effect of the maximum sales load charge of 4.75%.

+     Past performance is not indicative of future performance.

----------------------------------------------------------------------
THE EMERALD SELECT TECHNOLOGY FUND
TOP TEN HOLDINGS AS OF JUNE 30, 2004

ISSUE                                                        % OF FUND
-----                                                        ---------
  1.   Telik, Inc.                                             5.45%
  2.   Varian Semiconductor Equipment Associates, Inc.         4.76%
  3.   MICROS Systems, Inc.                                    3.99%
  4.   Interdigital Communications Corp.                       3.84%
  5.   Cognizant Technology Solution Corp.                     3.69%
  6.   Gen-Probe, Inc.                                         3.56%
  7.   Applied Films Corp.                                     3.51%
  8.   OPSWARE, Inc.                                           3.42%
  9.   Flir Systems, Inc.                                      3.39%
 10.   Seachange International, Inc.                           3.31%
----------------------------------------------------------------------

================================================================================
THE EMERALD SELECT TECHNOLOGY FUND
THE FUND AT A GLANCE
--------------------------------------------------------------------------------

       Emerald Select Technology Fund Class C Performance Comparison vs.
                    Russell 2000* and Russell 2000 Growth**
                   Growth of Hypothetical $10,000 Investment

---------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN+

                                    1 YEAR      INCEPTION
Emerald Select Technology
  Class C (load adjusted)***        24.64%      (25.63)%
Emerald Select Technology
  Class C (without load)            25.90%      (25.63)%
Russell 2000 Index                  33.37%        4.79%
Russell 2000 Growth Index           31.55%       (6.58)%
---------------------------------------------------------

[The following table was depicted as a line chart in the printed material]

                  Emerald Select  Emerald Select
                    Technology      Technology
                     Class C          Class C        Russell 2000  Russell 2000
Time              (load adjusted)  (without load)      Index       Growth Index

07/01/00               9,900          10,000          10,000          10,000
09/30/00               9,592           9,689          10,111           9,603
12/31/00               6,370           6,434           9,412           7,663
03/31/01               3,653           3,690           8,800           6,498
06/30/01               4,752           4,800          10,057           7,666
09/30/01               2,925           2,955           7,966           5,513
12/31/01               3,475           3,510           9,646           6,956
03/31/02               3,138           3,170          10,031           6,820
06/30/02               2,187           2,209           9,193           5,749
09/30/02               1,604           1,620           7,226           4,512
12/31/02               1,821           1,840           7,670           4,851
03/31/03               1,748           1,765           7,326           4,663
06/30/03               2,281           2,304           9,042           5,789
09/30/03               2,601           2,627           9,863           6,395
12/31/03               3,167           3,199          11,295           7,206
03/31/04               3,036           3,067          12,002           7,608
06/30/04               2,872           2,901          12,059           7,615

* The Russell 2000 Index is an unmanaged index of 2000 stocks weighted by market capitalization.

** The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.

*** The Fund's Class C Inception date is July 1, 2000. The total returns for one year reflect the 1.00% contingent deferred sales charge.

+     Past performance is not indicative of future performance.

================================================================================
EMERALD MUTUAL FUNDS -- GROWTH FUND
SCHEDULE OF INVESTMENTS                                            JUNE 30, 2004
--------------------------------------------------------------------------------

                                                                       MARKET
                                                         SHARES         VALUE
                                                       ----------  -------------
COMMON STOCKS -- 95.74%
AUTO & TRANSPORTATION -- 0.76%
          RAILROADS -- 0.51%
          Genesee & Wyoming, Inc.* .................       27,100  $    642,270
                                                                   ------------
          TRUCKERS -- 0.25%
          Celadon Group, Inc.* .....................       17,800       313,280
                                                                   ------------
          TOTAL AUTO & TRANSPORTATION ...........................       955,550
                                                                   ------------
CONSUMER DISCRETIONARY -- 21.07%
          ADVERTISING AGENCIES -- 0.59%
          24/7 Real Media, Inc.* ...................      131,300       736,593
                                                                   ------------
          EDUCATION SERVICES -- 0.47%
          Education Management Corp.* ..............       17,902       588,260
                                                                   ------------
          ENTERTAINMENT -- 0.96%
          Lions Gate Entertainment Corp.* ..........       82,300       574,454
          Speedway Motorsports, Inc ................       18,800       628,672
                                                                   ------------
                                                                      1,203,126
                                                                   ------------
          HOUSEHOLD FURNISHINGS -- 0.41%
          Select Comfort Corp.* ....................       18,168       515,971
                                                                   ------------
          LEISURE TIME -- 0.49%
          Six Flags, Inc.* .........................       84,900       616,374
                                                                   ------------
          RADIO & TV BROADCASTERS -- 0.94%
          XM Satellite Radio Holdings, Inc.* .......       43,500     1,187,115
                                                                   ------------
          RENTAL & LEASING SERVICES -- 2.87%
          Aaron Rents, Inc .........................       41,400     1,371,996
          Wesco International, Inc.* ...............      121,700     2,239,280
                                                                   ------------
                                                                      3,611,276
                                                                   ------------
          RESTAURANTS -- 1.18%
          RARE Hospitality International, Inc.* ....       29,400       732,060
          Sonic Corp.* .............................       32,950       749,613
                                                                   ------------
                                                                      1,481,673
                                                                   ------------


See accompanying Notes to Financial Statements                               17

================================================================================
EMERALD MUTUAL FUNDS -- GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                               JUNE 30, 2004
--------------------------------------------------------------------------------

                                                                       MARKET
                                                          SHARES       VALUE
                                                         --------  -------------
          RETAIL -- 8.79%
          Aeropostale, Inc.* .......................       38,700  $  1,041,417
          American Eagle Outfitters, Inc.* .........       46,600     1,347,206
          Charlotte Russe Holding, Inc.* ...........       40,805       872,411
          Coldwater Creek, Inc.* ...................       10,730       284,023
          Cost Plus, Inc.* .........................       18,200       590,590
          Global Imaging Systems, Inc.* ............       36,100     1,323,426
          Guitar Center, Inc.* .....................       37,105     1,650,059
          Hibbett Sporting Goods, Inc.* ............       13,566       371,030
          HOT Topic, Inc.* .........................       46,302       948,728
          Linens 'N Things, Inc.* ..................       27,600       808,956
          Stage Stores, Inc.* ......................       15,500       583,730
          Wet Seal, Inc.* ..........................       68,150       356,425
          1-800-FLOWERS.COM, Inc.* .................      105,835       861,497
                                                                   ------------
                                                                     11,039,498
                                                                   ------------
          SERVICES: COMMERCIAL -- 2.43%
          CDI Corp .................................       27,500       951,500
          Gevity HR, Inc ...........................       10,400       272,376
          Navigant Consulting, Inc.* ...............       50,000     1,072,000
          Startek, Inc .............................        4,500       161,100
          4Kids Entertainment, Inc.* ...............       25,015       598,359
                                                                   ------------
                                                                      3,055,335
                                                                   ------------
          TOYS -- 1.94%
          Marvel Enterprises, Inc.* ................      124,850     2,437,072
                                                                   ------------
          TOTAL CONSUMER DISCRETIONARY ..........................    26,472,293
                                                                   ------------
ENERGY -- 2.40%
          MACHINERY: OIL WELL EQUIPMENT & SERVICES -- 1.31%
          Cal Dive International, Inc.* ............       30,600       927,792
          Input/Output, Inc.* ......................       87,700       727,033
                                                                   ------------
                                                                      1,654,825
                                                                   ------------
          OIL: CRUDE PRODUCERS -- 1.09%
          Callon Pete Co.* .........................       27,500       392,150
          Grey Wolf, Inc.* .........................      229,700       973,928
                                                                   ------------
                                                                      1,366,078
                                                                   ------------
          TOTAL ENERGY ..........................................     3,020,903
                                                                   ------------


18                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS -- GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                               JUNE 30, 2004
--------------------------------------------------------------------------------

                                                                       MARKET
                                                          SHARES       VALUE
                                                         --------  -------------
FINANCIAL SERVICES -- 8.31%
          BANKS: REGIONAL -- 3.66%
          Bank of the Ozarks, Inc ..................       16,029  $    373,476
          Columbia Bancorp .........................       22,943       670,394
          Community Banks, Inc .....................        7,082       207,998
          Harleysville National Corp ...............       34,593       885,581
          Main Street Banks, Inc ...................       13,600       382,160
          MB Financial Corp ........................       14,702       541,181
          Sun Bancorp, Inc.* .......................       37,789       803,394
          Yardville National Bancorp ...............       29,600       740,000
                                                                   ------------
                                                                      4,604,184
                                                                   ------------
          INSURANCE: MULTI-LINE -- 1.96%
          HCC Insurance Holdings, Inc ..............       32,600     1,089,166
          Penn-America Group, Inc ..................       97,680     1,367,520
                                                                   ------------
                                                                      2,456,686
                                                                   ------------
          INSURANCE: PROPERTY-CASUALTY -- 1.81%
          Philadelphia Consolidated Holding Co.* ...       26,260     1,577,438
          Selective Insurance Group ................       17,500       697,900
                                                                   ------------
                                                                      2,275,338
                                                                   ------------
          SAVINGS & LOAN -- 0.88%
          Commercial Capital Bancorp, Inc.* ........       63,601     1,104,749
                                                                   ------------
          TOTAL FINANCIAL SERVICES ..............................    10,440,957
                                                                   ------------
HEALTH CARE -- 19.92%
          BIOTECHNOLOGY RESEARCH & PRODUCTION -- 6.50%
          Bioenvision, Inc.* .......................       53,200       466,032
          Diversa Corp.* ...........................       28,559       289,303
          Martek Biosciences Corp.* ................       42,650     2,395,650
          Maxim Pharmaceuticals, Inc.* .............       87,601       845,350
          Regeneration Technologies, Inc.* .........       28,500       305,805
          Telik, Inc ...............................       93,905     2,241,512
          Vaxgen, Inc.* ............................      114,400     1,619,904
                                                                   ------------
                                                                      8,163,556
                                                                   ------------


See accompanying Notes to Financial Statements                               19

================================================================================
EMERALD MUTUAL FUNDS -- GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                               JUNE 30, 2004
--------------------------------------------------------------------------------

                                                                       MARKET
                                                          SHARES       VALUE
                                                         --------  -------------
          DRUGS & PHARMACEUTICALS -- 5.19%
          Alkermes, Inc.* ..........................       44,900  $    610,640
          Dendreon Corp.* ..........................       54,800       671,300
          DepoMed, Inc.* ...........................      110,700       547,965
          KV Pharmaceutical Co.* ...................       61,686     1,424,330
          Medicines Co.,The* .......................       54,200     1,653,642
          Noven Pharmaceuticals, Inc.* .............       31,500       693,630
          Salix Pharmaceuticals Ltd.* ..............       27,900       919,305
                                                                   ------------
                                                                      6,520,812
                                                                   ------------
          ELECTRONICS: MEDICAL SYSTEMS -- 2.28%
          Cardiodynamics International Corp.* ......       74,700       377,235
          EPIX Medical, Inc.* ......................       36,300       765,930
          VISX, Inc.* ..............................       64,600     1,726,112
                                                                   ------------
                                                                      2,869,277
                                                                   ------------
          HEALTH CARE SERVICES -- 0.70%
          LabOne, Inc.* ............................       27,700       880,306
                                                                   ------------
          HEALTH CARE FACILITIES -- 1.02%
          Psychiatric Solutions, Inc.* .............       51,400     1,281,402
                                                                   ------------
          MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 3.79%
          Abaxis, Inc.* ............................       15,800       299,884
          Cepheid, Inc.* ...........................       39,500       455,830
          Gen-Probe, Inc.* .........................       53,500     2,531,620
          Resmed, Inc.* ............................       28,900     1,472,744
                                                                   ------------
                                                                      4,760,078
                                                                   ------------
          MISCELLANEOUS HEALTH CARE -- 0.44%
          Thermogenesis Corp.* .....................      118,000       558,140
                                                                   ------------
          TOTAL HEALTH CARE .....................................    25,033,571
                                                                   ------------
MATERIALS & PROCESSING -- 2.43%
          CHEMICALS -- 2.43%
          Airgas, Inc ..............................       94,200     2,252,322
          MacDermid, Inc ...........................       23,700       802,245
                                                                   ------------
          TOTAL MATERIALS & PROCESSING ..........................     3,054,567
                                                                   ------------


20                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS -- GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                               JUNE 30, 2004
--------------------------------------------------------------------------------

                                                                       MARKET
                                                          SHARES       VALUE
                                                         --------  -------------
PRODUCER DURABLES -- 17.52%
          AEROSPACE -- 1.05%
          Environmental Tectonics, Inc.* ...........      188,000  $  1,317,880
                                                                   ------------
          ELECTRICAL EQUIPMENT & COMPONENTS -- 0.72%
          Cohu, Inc ................................       47,200       898,688
                                                                   ------------
          ELECTRICAL: INSTRUMENT GAUGES -- 1.03%
          Keithley Instruments, Inc ................       58,400     1,293,560
                                                                   ------------
          IDENTIFICATION CONTROL & FILTER -- 1.10%
          ESCO Technologies, Inc.* .................       25,800     1,376,688
                                                                   ------------
          MACHINERY: INDUSTRIAL/SPECIALTY -- 2.22%
          Kennametal, Inc ..........................       18,000       824,400
          Paragon Technologies, Inc.* ..............      199,715     1,965,196
                                                                   ------------
                                                                      2,789,596
                                                                   ------------
          MACHINERY: SPECIALTY -- 3.46%
          Applied Films Corp.* .....................       64,018     1,857,802
          Helix Technology Corp ....................       44,882       957,333
          JLG Industries, Inc ......................       13,700       190,293
          Semitool, Inc.* ..........................      118,984     1,346,899
                                                                   ------------
                                                                      4,352,327
                                                                   ------------
          MANUFACTURING -- 1.26%
          Met-Pro Corp .............................      106,666     1,589,323
                                                                   ------------
          PRODUCTION TECHNOLOGY EQUIPMENT -- 5.47%
          Brooks Automation, Inc.* .................       18,500       372,775
          LTX Corp.* ...............................      161,700     1,747,977
          Mykrolis Corp.* ..........................       64,400     1,121,848
          Photon Dynamics, Inc.* ...................       53,400     1,872,738
          Varian Semiconductor Equipment
            Associates, Inc.* ......................       45,600     1,758,336
                                                                   ------------
                                                                      6,873,674
                                                                   ------------
          TELECOMMUNICATION EQUIPMENT -- 1.21%
          Interdigital Communications Corp.* .......       80,901     1,521,748
                                                                   ------------
          TOTAL PRODUCER DURABLES ...............................    22,013,484
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.71%
          La Quinta Corp.* .........................      106,000       890,400
                                                                   ------------
          TOTAL REAL ESTATE INVESTMENT TRUSTS ...................       890,400
                                                                   ------------


See accompanying Notes to Financial Statements                                21

================================================================================
EMERALD MUTUAL FUNDS -- GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                               JUNE 30, 2004
--------------------------------------------------------------------------------

                                                                       MARKET
                                                          SHARES       VALUE
                                                         --------  -------------
TECHNOLOGY -- 22.62%
          COMPUTER SERVICES SOFTWARE -- 8.88%
          Ansoft Corp.* ............................       41,222  $    629,048
          Chordiant Software, Inc.* ................      128,900       587,784
          Citadel Security Software, Inc.* .........       73,890       227,581
          Cognizant Technology Solutions Corp.* ....       38,400       975,744
          Diamond Cluster International* ...........      164,400     1,428,636
          Kana Software, Inc.* .....................      116,600       277,508
          Magma Design Automation, Inc.* ...........       45,701       878,830
          Micros Systems, Inc.* ....................       45,372     2,176,495
          Opnet Technologies, Inc.* ................       68,118       892,346
          Opsware, Inc.* ...........................      130,200     1,031,184
          Pinnacle Systems, Inc.* ..................       34,100       243,815
          Progress Software Corp.* .................       27,953       605,742
          Ultimate Software Group, Inc.* ...........       55,100       556,510
          Zoran Corp.* .............................       35,300       647,755
                                                                   ------------
                                                                     11,158,978
                                                                   ------------
          COMMUNICATIONS TECHNOLOGY -- 2.28%
          Ixia* ....................................       94,504       929,919
          Seachange International, Inc.* ...........       98,706     1,666,157
          Viasat, Inc.* ............................       10,835       270,333
                                                                   ------------
                                                                      2,866,409
                                                                   ------------
          COMPUTER TECHNOLOGY -- 0.26%
          iGate Corp.* .............................       39,825       158,503
          Mobility Electronics, Inc.* ..............       20,400       171,768
                                                                   ------------
                                                                        330,271
                                                                   ------------
          ELECTRICAL & ELECTRONICS -- 3.03%
          Benchmark Electronics, Inc.* .............       55,550     1,616,505
          TTM Technologies, Inc.* ..................      136,000     1,611,600
          Universal Display Corp.* .................       53,400       573,516
                                                                   ------------
                                                                      3,801,621
                                                                   ------------
          ELECTRONICS -- 4.45%
          Avid Technology, Inc.* ...................       40,300     2,199,171
          Drexler Technology Corp.* ................       29,100       387,903
          Flir Systems, Inc.* ......................       22,400     1,229,760
          II-VI, Inc.* .............................       57,800     1,772,148
                                                                   ------------
                                                                      5,588,982
                                                                   ------------


22                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS -- GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONCLUDED                               JUNE 30, 2004
--------------------------------------------------------------------------------

                                                                       MARKET
                                                          SHARES       VALUE
                                                         --------  -------------
          ELECTRONICS: SEMI-CONDUCTORS -- 3.25%
          Amkor Technology, Inc.* ..................      138,705  $  1,134,607
          eMagin Corp.* ............................       44,400        74,592
          ESS Technology, Inc.* ....................       70,500       755,055
          Exar Corp.* ..............................       19,703       288,846
          ON Semiconductor Corp.* ..................      266,800     1,339,336
          Superconductor Technologies, Inc.* .......      129,100       158,793
          Zilog, Inc.* .............................       30,900       338,664
                                                                   ------------
                                                                      4,089,893
                                                                   ------------
          ELECTRONICS: TECHNOLOGY -- 0.47%
          Cubic Corp ...............................        5,200       108,836
          NU Horizons Electronics Corp.* ...........       53,199       478,791
                                                                   ------------
                                                                        587,627
                                                                   ------------
          TOTAL TECHNOLOGY ......................................    28,423,781
                                                                   ------------
          TOTAL COMMON STOCKS (COST $93,810,029) ................   120,305,506
                                                                   ------------
WARRANTS -- 0.00%
          American Banknote Corp. - Series 1,
          Expiration 10/01/2007, Strike $10.00(a) ..           28            --
          American Banknote Corp. - Series 2,
          Expiration 10/01/2007, Strike $12.50(a) ..           28            --
                                                                   ------------
          TOTAL WARRANTS (COST $-) ..............................            --
                                                                   ------------
SHORT-TERM INVESTMENTS -- 4.33%
          Federated Treasury Obligations Fund,
            0.69% ..................................    1,799,265     1,799,265
          First American Prime Obligations Fund,
            0.75% ..................................    3,645,138     3,645,138
                                                                   ------------
          TOTAL SHORT-TERM INVESTMENTS
            (COST $5,444,403) ...................................     5,444,403
                                                                   ------------
TOTAL INVESTMENTS (COST $99,254,432) -- 100.07% .................   125,749,909
                                                                   ------------
OTHER ASSETS AND LIABILITIES, NET -- (0.07%) ....................       (84,919)
                                                                   ------------
NET ASSETS -- 100.00% ...........................................  $125,664,990
                                                                   ============

*     Non-income producing security

(a) Securities for which market quotations are not readily available are valued at fair value by the Advisor using procedures approved by the Board of Trustees. The total fair value of such securities at June 30, 2004 is $0, which represents 0.00% of total net assets.


See accompanying Notes to Financial Statements                                23

================================================================================
EMERALD MUTUAL FUNDS -- SELECT BANKING AND FINANCE FUND
SCHEDULE OF INVESTMENTS                                            JUNE 30, 2004
--------------------------------------------------------------------------------

                                                                       MARKET
                                                          SHARES       VALUE
                                                         --------  -------------
COMMON STOCKS -- 95.05%
FINANCIAL SERVICES -- 93.57%
          BANKS: REGIONAL -- 71.48%
          Abigail Adams National Bancorp ...........       82,938  $  1,248,209
          ACNB Corp ................................       12,000       306,000
          Alabama National Bancorp .................       97,528     5,409,878
          Associated Banc-Corp .....................       49,350     1,462,240
          Banc Corp ................................      163,591     1,064,977
          Bancorp Bank,The* ........................       14,700       260,337
          Bank of Hawaii Corp ......................       20,800       940,576
          Bank of the Ozarks, Inc ..................      121,740     2,836,542
          Boston Private Financial Holdings, Inc ...       80,000     1,852,800
          Camden National Corp .....................       76,800     2,539,776
          Capital Bank Corp ........................       40,500       663,795
          Capital Corp of the West .................       37,300     1,448,732
          Capital Crossing Bank* ...................       66,200     3,695,946
          Cardinal Financial Corp.* ................      125,000     1,131,250
          Cascade Financial Corp ...................      111,250     1,946,875
          CB Bancshares, Inc .......................       14,040     1,308,528
          Central Pacific Financial Corp ...........       56,200     1,545,500
          Chester Valley Bancorp ...................      130,725     2,807,973
          Chittenden Corp ..........................       36,300     1,275,945
          Classic Bancshares, Inc ..................       22,430       894,060
          CNB Florida Bancshares, Inc ..............       60,200     1,422,586
          Coast Financial Holdings* ................       61,500       897,900
          Codorus Valley Bancorp, Inc ..............       68,759     1,259,046
          Columbia Bancorp .........................      149,420     4,366,052
          Community Banks, Inc .....................       69,748     2,048,499
          Desert Community Bank ....................       59,800     1,524,900
          East-West Bancorp, Inc ...................       84,400     2,591,080
          ECB Bancorp, Inc .........................       24,500       686,000
          First Community Bancshares, Inc ..........       23,690       793,615
          First Financial Bankshares, Inc ..........       10,970       459,972
          First Midwest Bancorp, Inc ...............       16,537       582,268
          First National Bankshares of Florida, Inc        54,460     1,032,021
          First Oak Brook Bancshares, Inc ..........      117,100     3,548,130
          Florida Banks, Inc.* .....................       36,200       783,006
          FNB Corp .................................       47,700     1,374,714
          FNB Financial Services Corp ..............       50,000       850,500
          Fulton Financial Corp ....................       62,795     1,265,319


24                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS -- SELECT BANKING AND FINANCE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                               JUNE 30, 2004
--------------------------------------------------------------------------------

                                                                       MARKET
                                                          SHARES       VALUE
                                                         --------  -------------
          BANKS: REGIONAL -- 71.48% (CONTINUED)
          Great Southern Bancorp, Inc ..............      101,600  $  2,971,800
          Greater Bay Bancorp ......................       25,000       722,500
          Harleysville National Corp ...............      138,712     3,551,027
          Harrington West Financial Group, Inc .....       10,000       171,400
          Heritage Commerce Corp.* .................       30,300       441,774
          IBERIABANK Corp ..........................       77,099     4,562,719
          International Bancshares Corp ............       51,070     2,070,889
          Lakeland Financial Corp ..................       45,000     1,507,500
          Leesport Financial Corp ..................       41,445       947,433
          Legacy Bank of Harrisburg* ...............       56,027       865,617
          Macatawa Bank Corp .......................       11,355       312,149
          Main Street Banks, Inc ...................      192,134     5,398,965
          MB Financial Corp ........................      123,250     4,536,833
          Mercantile Bank Corp .....................      104,790     3,819,596
          Mercantile Bankshares Corp ...............       75,000     3,511,500
          Middleburg Financial Corp ................       45,700     1,622,350
          National Penn Bancshares, Inc ............       34,790     1,034,655
          Northrim BanCorp, Inc ....................      165,000     3,337,950
          Oak Hill Financial, Inc ..................      177,353     5,586,620
          Park National Corp .......................       18,500     2,362,635
          Pennrock Financial Services Corp .........       24,965       753,943
          Pinnacle Financial Partners, Inc.* .......       50,000       915,000
          Princeton National Bancorp, Inc ..........       66,400     1,925,600
          PrivateBancorp, Inc ......................       85,300     2,342,338
          Prosperity Bancshares, Inc ...............       81,500     1,984,525
          S&T Bancorp, Inc .........................       38,491     1,230,942
          Security Bank Corp .......................       38,200     1,327,450
          Sky Financial Group, Inc .................      183,991     4,550,097
          Southside Bancshares, Inc ................       66,455     1,395,563
          Southwest Bancorp, Inc ...................      129,038     2,354,944
          Sterling Financial Corp ..................      113,350     2,950,501
          Summit Bancshares, Inc ...................       31,100       905,010
          Sun Bancorp, Inc.* - NJ ..................      121,658     2,586,449
          Sun Bancorp, Inc. - PA ...................       29,477       659,990
          Texas Capital Bancshares, Inc.* ..........      287,420     4,771,172
          TIB Financial Corp .......................        7,400       149,628
          Union Bankshares Corp ....................      104,137     3,290,729
          United Community Banks, Inc ..............       45,300     1,140,654
          Virginia Commerce Bancorp* ...............       19,100       563,641
          Virginia Financial Group, Inc ............       40,700     1,398,045
          Webster Financial Corp ...................       89,400     4,203,588


See accompanying Notes to Financial Statements                                25

================================================================================
EMERALD MUTUAL FUNDS -- SELECT BANKING AND FINANCE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                               JUNE 30, 2004
--------------------------------------------------------------------------------

                                                                       MARKET
                                                          SHARES       VALUE
                                                         --------  -------------

          BANKS: REGIONAL -- 71.48% (CONTINUED)
          Wilshire State Bank* .....................      142,380  $  3,491,158
          Wintrust Financial Corp ..................       30,000     1,515,300
          Yardville National Bancorp ...............       94,800     2,370,000
                                                                   ------------
                                                                    158,237,726
          DIVERSIFIED FINANCIAL SERVICES -- 2.57%
          E*TRADE Group, Inc.* .....................      285,600     3,184,440
          Legg Mason, Inc ..........................       20,000     1,820,200
          Stifel Financial Corp.* ..................       25,000       680,000
                                                                   ------------
                                                                      5,684,640
                                                                   ------------
          FINANCIAL MISCELLANEOUS -- 0.75%
          Advanta Corp .............................       35,900       822,828
          Nicholas Financial, Inc ..................       95,500       840,400
                                                                   ------------
                                                                      1,663,228
                                                                   ------------
          INSURANCE CARRIERS: MULTI-LINE -- 2.20%
          HCC Insurance Holdings, Inc ..............      114,900     3,838,809
          Penn-America Group, Inc ..................       73,500     1,029,000
                                                                   ------------
                                                                      4,867,809
                                                                   ------------
          INSURANCE CARRIERS: PROPERTY & CASUALTY -- 9.86%
          Donegal Group, Inc .......................      129,600     2,597,184
          Erie Indemnity Co ........................       27,400     1,281,772
          Markel Corp.* ............................        7,100     1,970,250
          Navigators Group, Inc.,The* ..............       78,700     2,273,643
          NCRIC Group, Inc.* .......................       43,000       426,130
          PartnerRe Ltd ............................       29,000     1,645,170
          Philadelphia Consolidated Holding Co.* ...       77,200     4,637,404
          Selective Insurance Group ................       57,930     2,310,248
          United Fire & Casualty Co ................       81,257     4,692,592
                                                                   ------------
                                                                     21,834,393
                                                                   ------------
          INVESTMENT MANAGEMENT COMPANIES -- 1.16%
          Affiliated Managers Group, Inc.* .........       51,000     2,568,870
                                                                   ------------
          SAVINGS & LOAN -- 3.80%
          Commercial Capital Bancorp, Inc.* ........      307,533     5,341,848
          First Federal Capital Corp ...............       43,100     1,199,473
          Guaranty Federal Bancshares, Inc .........       52,000     1,001,000
          Pacific Premier Bancorp, Inc.* ...........       81,200       864,780
                                                                   ------------
                                                                      8,407,101
                                                                   ------------


26                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS -- SELECT BANKING AND FINANCE FUND
SCHEDULE OF INVESTMENTS -- CONCLUDED                               JUNE 30, 2004
--------------------------------------------------------------------------------

                                                                       MARKET
                                                          SHARES       VALUE
                                                         --------  -------------

          SECURITIES BROKERAGE & SERVICES -- 1.75%
          Raymond James Financial, Inc .............      146,800  $  3,882,860
                                                                   ------------
          TOTAL FINANCIAL SERVICES ..............................   207,146,627
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS -- 1.48%
          Entertainment Properties Trust ...........       70,900     2,533,966
          Urstadt Biddle Properties, Inc ...........       50,000       740,500
                                                                   ------------
          TOTAL REAL ESTATE INVESTMENT TRUSTS ...................     3,274,466
                                                                   ------------
          TOTAL COMMON STOCKS (COST $171,215,303) ...............   210,421,093
                                                                   ------------
SHORT-TERM INVESTMENTS -- 4.96%
          First American Prime Obligations Fund, 0.75%
            (COST $10,990,783) .....................   10,990,783    10,990,783
                                                                   ------------
TOTAL INVESTMENTS (COST $182,206,086) -- 100.01% ................   221,411,876
                                                                   ------------
OTHER ASSETS AND LIABILITIES, NET -- (0.01%) ....................       (26,525)
                                                                   ------------
NET ASSETS -- 100.00% ...........................................  $221,385,351
                                                                   ============

*     Non-income producing security


See accompanying Notes to Financial Statements                                27

================================================================================
EMERALD MUTUAL FUNDS -- SELECT TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS                                           JUNE 30, 2004
--------------------------------------------------------------------------------

                                                                       MARKET
                                                          SHARES       VALUE
                                                         --------  -------------

COMMON STOCKS -- 95.03%
CONSUMER DISCRETIONARY-- 1.61%

          RADIO & T.V. BROADCASTERS -- 1.61%
          XM Satellite Radio Holdings, Inc.* .......        2,200  $     60,038
                                                                   ------------
          TOTAL CONSUMER DISCRETIONARY ..........................        60,038
                                                                   ------------
HEALTHCARE -- 14.41%
          BIOTECHNOLOGY RESEARCH & PRODUCTION -- 7.73%
          Celgene Corp.* ...........................          700        40,082
          Maxim Pharmaceuticals, Inc.* .............        4,600        44,390
          Telik, Inc.* .............................        8,500       202,895
                                                                   ------------
                                                                        287,367
                                                                   ------------
          DRUGS & PHARMACEUTICALS -- 3.12%
          Alkermes, Inc.* ..........................        2,700        36,720
          Medicines Co.* ...........................        2,600        79,326
                                                                   ------------
                                                                        116,046
                                                                   ------------
          MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 3.56%
          Gen-Probe, Inc.* .........................        2,800       132,496
                                                                   ------------
          TOTAL HEALTHCARE ......................................       535,909
                                                                   ------------
PRODUCER DURABLES -- 28.17%
          ELECTRICAL EQUIPMENT AND COMPONENTS -- 1.48%
          COHU, Inc.* ..............................        2,900        55,216
                                                                   ------------
          ELECTRONICS: INSTRUMENT GAUGES -- 2.50%
          Keithley Instruments, Inc.* ..............        4,200        93,030
                                                                   ------------
          MACHINERY: SPECIALTY -- 7.89%
          Applied Films Corp.* .....................        4,500       130,590
          Helix Technology Corp ....................        1,900        40,527
          Semitool, Inc.* ..........................       10,800       122,256
                                                                   ------------
                                                                        293,373
                                                                   ------------
          PRODUCTION TECHNOLOGY EQUIPMENT -- 12.46%
          LTX Corp.* ...............................        6,800        73,508
          MYKROLIS Corp.* ..........................        2,700        47,034
          Photon Dynamics, Inc.* ...................        2,400        84,168
          Rudolph Technologies, Inc.* ..............        1,500        27,285
          Tessera Technologies, Inc.* ..............        3,000        54,060
          Varian Semiconductor Equipment
            Associates, Inc.* ......................        4,600       177,376
                                                                   ------------
                                                                        463,431
                                                                   ------------


28                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS -- SELECT TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS -- CONTINUED                               JUNE 30, 2004
--------------------------------------------------------------------------------

                                                                       MARKET
                                                          SHARES       VALUE
                                                         --------  -------------

          TELECOMMUNICATIONS EQUIPMENT -- 3.84%
          Interdigital Communications Corp.* .......        7,600  $    142,956
                                                                   ------------
          TOTAL PRODUCER DURABLES ...............................     1,048,006
                                                                   ------------
TECHNOLOGY -- 50.84%
          COMPUTER SERVICES & SOFTWARE -- 23.51%
          Akamai Technologies, Inc.* ...............        5,500        98,725
          Ansoft Corp.* ............................        6,300        96,138
          Citadel Security Software, Inc.* .........        6,000        18,480
          Cognizant Technology Solutions Corp.* ....        5,400       137,214
          Hyperion Solutions Corp.* ................          900        39,348
          Kana Software, Inc.* .....................       18,400        43,792
          Magma Design Automation, Inc.* ...........        1,700        32,691
          MICROS Systems, Inc.* ....................        3,100       148,707
          OPSWARE, Inc.* ...........................       16,100       127,512
          Pinnacle Systems, Inc.* ..................        5,300        37,895
          Progress Software Corp.* .................        1,900        41,173
          Salesforce.com, Inc.* ....................        1,000        16,070
          Zoran Corp.* .............................        2,000        36,700
                                                                   ------------
                                                                        874,445
                                                                   ------------
          COMMUNICATIONS TECHNOLOGY -- 4.90%
          Ixia* ....................................        6,000        59,040
          Seachange International, Inc.* ...........        7,300       123,224
                                                                   ------------
                                                                        182,264
                                                                   ------------
          COMPUTER TECHNOLOGY -- 1.87%
          IGATE Capital Corp.* .....................          700         2,786
          Silicon Graphics Inc.* ...................       30,400        66,880
                                                                   ------------
                                                                         69,666
                                                                   ------------
          ELECTRICAL & ELECTRONICS -- 4.06%
          Benchmark Electronics, Inc.* .............        2,700        78,570
          TTM Technologies, Inc.* ..................        6,100        72,285
                                                                   ------------
                                                                        150,855
                                                                   ------------
          ELECTRONICS -- 6.77%
          Flir Systems, Inc.* ......................        2,300       126,270
          II-VI, Inc.* .............................        2,400        73,584
          Vishay Intertechnology, Inc.* ............        2,800        52,024
                                                                   ------------
                                                                        251,878
                                                                   ------------


See accompanying Notes to Financial Statements                                29

================================================================================
EMERALD MUTUAL FUNDS -- SELECT TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS -- CONCLUDED                               JUNE 30, 2004
--------------------------------------------------------------------------------

                                                                       MARKET
                                                          SHARES       VALUE
                                                         --------  -------------

          ELECTRONICS: SEMICONDUCTORS -- 9.73%
          Amkor Technology, Inc.* ..................        9,200  $     75,256
          eMagin Corp.* ............................       18,500        31,080
          ESS Technology, Inc.* ....................        4,800        51,408
          ON Semiconductor Corp.* ..................       19,500        97,890
          Virage Logic Corp.* ......................        5,000        45,500
          Zebra Technologies Corp.* ................          700        60,900
                                                                   ------------
                                                                        362,034
                                                                   ------------
          TOTAL TECHNOLOGY ......................................     1,891,142
                                                                   ------------
          TOTAL COMMON STOCKS (COST $2,809,226) .................     3,535,095
                                                                   ------------
SHORT-TERM INVESTMENTS -- 2.59%
          First American Prime Obligations Fund, 0.75%
            (COST $96,259) .........................       96,259        96,259
                                                                   ------------
TOTAL INVESTMENTS (COST $2,905,485) -- 97.62% ...................     3,631,354
                                                                   ------------
OTHER ASSETS AND LIABILITIES, NET -- 2.38% ......................        88,710
                                                                   ------------
NET ASSETS -- 100.00% ...........................................    $3,720,064
                                                                   ============

*     Non-income producing security

30                               See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 2004
--------------------------------------------------------------------------------

                                                                                        SELECT        SELECT
                                                                                     BANKING AND     TECHNOLOGY
                                                                      GROWTH FUND    FINANCE FUND      FUND
                                                                      ------------   ------------   ------------
ASSETS
Investments in securities at market value (cost $99,254,432,
 $182,206,086 and $2,905,485, respectively) .......................   $125,749,909   $221,411,876   $  3,631,354
Cash ..............................................................             --         41,325        140,392
Receivables:
  Dividends and interest ..........................................         10,778        295,305            209
  Investment securities sold ......................................        955,628          2,045          2,431
  Capital shares sold .............................................        482,655        875,218             --
Other assets ......................................................         24,287         37,054          7,300
                                                                      ------------   ------------   ------------
       Total assets ...............................................    127,223,257    222,662,823      3,781,686
                                                                      ------------   ------------   ------------
LIABILITIES
Payables for:
  Investment securities purchased .................................      1,226,286        906,885             --
  Capital shares redeemed .........................................        172,662        105,867         52,387
  Advisory fee payable ............................................         72,717        150,630          2,375
  Trustees fee payable ............................................          4,541          7,312            366
Accrued expenses and other liabilities ............................         82,061        106,778          6,494
                                                                      ------------   ------------   ------------
       Total liabilities ..........................................      1,558,267      1,277,472         61,622
                                                                      ------------   ------------   ------------
NET ASSETS ........................................................   $125,664,990   $221,385,351   $  3,720,064
                                                                      ============   ============   ============
NET ASSETS CONSIST OF:
Paid in capital ...................................................   $ 96,249,140   $173,838,519   $ 11,405,578
Accumulated net realized gain/(loss) on investments and
 securities sold short ............................................      2,920,373      8,341,042     (8,411,383)
Net unrealized appreciation on investments ........................     26,495,477     39,205,790        725,869
                                                                      ------------   ------------   ------------
       Total net assets ...........................................   $125,664,990   $221,385,351   $  3,720,064
                                                                      ============   ============   ============
CLASS A SHARES:
Net assets ........................................................   $112,354,056   $133,136,333   $  3,202,044
                                                                      ------------   ------------   ------------
Shares of beneficial interest issued and outstanding, no par
  value ...........................................................      8,627,966      5,171,443        449,331
                                                                      ------------   ------------   ------------
Net asset value and redemption price per share
 ($112,354,056 / 8,627,966 shares, $133,136,333 / 5,171,443 shares
 and $3,202,044 / 449,331 shares, respectively) ...................   $      13.02   $      25.74   $       7.13
                                                                      ============   ============   ============
Maximum offering price per share(1) ($13.02 / 0.9525,
 $25.74 / 0.9525 and $7.13 / 0.9525, respectively) ................   $      13.67   $      27.02   $       7.49
                                                                      ============   ============   ============
CLASS C SHARES:
Net assets ........................................................   $ 13,310,934   $ 88,249,018   $    518,020
                                                                      ------------   ------------   ------------
Shares of beneficial interest issued and outstanding, no par
  value ...........................................................      1,048,282      3,497,703         74,036
                                                                      ------------   ------------   ------------
Net asset value, offering and redemption price per share(2)
 ($13,310,934 / 1,048,282 shares, $88,249,018 / 3,497,703 shares
 and $518,020 / 74,036 shares, respectively) ......................   $      12.70   $      25.23   $       7.00
                                                                      ============   ============   ============

1     Net asset value plus sales charge of 4.75% of the offering price

2 Redemption price per share may be reduced for any applicable contingent deferred sales charge.


See accompanying Notes to Financial Statements                                31

================================================================================
EMERALD MUTUAL FUNDS
STATEMENTS OF OPERATIONS                                           JUNE 30, 2004
--------------------------------------------------------------------------------

                                                                      FOR THE FISCAL YEAR ENDED JUNE 30, 2004
                                                                    ---------------------------------------------
                                                                                      SELECT          SELECT
                                                                                     BANKING AND     TECHNOLOGY
                                                                    GROWTH FUND     FINANCE FUND       FUND
                                                                    ------------    ------------    ------------
INVESTMENT INCOME
  Dividends .....................................................   $    245,360    $  2,782,340    $      1,908
  Interest ......................................................         17,124          23,959             820
                                                                    ------------    ------------    ------------
                                                                         262,484       2,806,299           2,728
                                                                    ------------    ------------    ------------
EXPENSES
  Investment advisory fees ......................................        837,538       1,662,285          38,575
  12b-1 fees - Class A ..........................................        356,432         388,367          17,185
  12b-1 fees - Class C ..........................................         98,341         626,439           4,205
  Transfer agent, administration and fund accounting ............        298,270         457,888          10,317
  Transfer agent, administration and fund accounting
     out of pocket expenses .....................................         20,659          28,774           2,407
  Professional fees .............................................         57,195          79,570           9,949
  Insurance expense .............................................         36,546          37,325           1,143
  Trustees' fees ................................................         29,584          35,945              --
  Trustee out of pocket expenses ................................            315             518              11
  Reports to shareholders .......................................         22,007          36,257             868
  Federal and state registration fees ...........................         24,859          32,372          19,182
  Custody fees ..................................................         23,538          22,696           2,735
  Bank fees .....................................................          7,022          10,396             247
  Other .........................................................          8,534          16,097             889
                                                                    ------------    ------------    ------------
       Total expenses before fee waivers ........................      1,820,840       3,434,929         107,713
  Advisory fees waived ..........................................             --              --            (615)
                                                                    ------------    ------------    ------------
       Net expenses .............................................      1,820,840       3,434,929         107,098
                                                                    ------------    ------------    ------------
NET INVESTMENT LOSS .............................................     (1,558,356)       (628,630)       (104,370)
                                                                    ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
 AND SECURITIES SOLD SHORT
  Net realized gain/(loss) on:
       Investments ..............................................     14,486,056       9,555,944         640,383
       Securities sold short ....................................             --              --         (24,752)
  Change in unrealized appreciation/(depreciation) on investments
     and securities sold short ..................................     10,180,503      26,712,754         192,271
                                                                    ------------    ------------    ------------
  Net realized and unrealized gain/(loss) on investments
     and securities sold short ..................................     24,666,559      36,268,698         807,902
                                                                    ------------    ------------    ------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ......................................   $ 23,108,203    $ 35,640,068    $    703,532
                                                                    ============    ============    ============


32                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS                                JUNE 30, 2004
--------------------------------------------------------------------------------
FOR THE FISCAL YEAR ENDED JUNE 30, 2004

                                                                                         SELECT          SELECT
                                                                                      BANKING AND      TECHNOLOGY
                                                                     GROWTH FUND      FINANCE FUND        FUND
OPERATIONS                                                          -------------    -------------    -------------
   Net investment loss ..........................................   $  (1,558,356)   $    (628,630)   $    (104,370)
   Net realized gain/(loss) on investments and
      securities sold short .....................................      14,486,056        9,555,944          615,631
   Change in unrealized appreciation/(depreciation) on
      investments and securities sold short .....................      10,180,503       26,712,754          192,271
                                                                    -------------    -------------    -------------
           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .      23,108,203       35,640,068          703,532
                                                                    -------------    -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income - Class A ..............................              --          (20,232)              --
   Net realized capital gain - Class A ..........................              --         (692,942)              --
   Net realized capital gain - Class C ..........................              --         (364,072)              --
                                                                    -------------    -------------    -------------
          TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS .....              --       (1,077,246)              --
                                                                    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from capital share
      transactions ..............................................      19,592,101       99,775,582          243,888
                                                                    -------------    -------------    -------------
TOTAL INCREASE IN NET ASSETS ....................................      42,700,304      134,338,404          947,420
NET ASSETS
   Beginning of period ..........................................      82,964,686       87,046,947        2,772,644
                                                                    -------------    -------------    -------------
   End of period ................................................   $ 125,664,990    $ 221,385,351    $   3,720,064
                                                                    =============    =============    =============
   Undistributed net investment income ..........................   $          --    $          --    $          --
                                                                    =============    =============    =============

--------------------------------------------------------------------------------
FOR THE FISCAL YEAR ENDED JUNE 30, 2003

                                                                                         SELECT           SELECT
                                                                                      BANKING AND       TECHNOLOGY
                                                                     GROWTH FUND      FINANCE FUND         FUND
OPERATIONS                                                          -------------    -------------    -------------
   Net investment income/(loss) .................................   $    (863,918)   $      20,232    $     (65,373)
   Net realized gain/(loss) on investments and
      securities sold short .....................................     (10,131,838)         851,591         (870,592)
   Change in unrealized appreciation/(depreciation) on
      investments and securities sold short .....................      10,036,527        6,298,246          991,235
                                                                    -------------    -------------    -------------
          NET INCREASE/(DECREASE) IN NET ASSETS
             RESULTING FROM OPERATIONS ..........................        (959,229)       7,170,069           55,270
                                                                    -------------    -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized capital gain - Class A ..........................              --         (631,774)              --
   Net realized capital gain - Class C ..........................              --         (155,228)              --
                                                                    -------------    -------------    -------------
          TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS .....              --         (787,002)              --
                                                                    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
   Net increase/(decrease) in net assets resulting from
      capital share transactions ................................      (2,386,351)      39,520,392         (503,522)
                                                                    -------------    -------------    -------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS .........................      (3,345,580)      45,903,459         (448,252)
NET ASSETS
   Beginning of period ..........................................      86,310,266       41,143,488        3,220,896
                                                                    -------------    -------------    -------------
   End of period ................................................   $  82,964,686    $  87,046,947    $   2,772,644
                                                                    =============    =============    =============
   Undistributed net investment income ..........................   $          --    $      20,232    $          --
                                                                    =============    =============    =============


See accompanying Notes to Financial Statements                               33

================================================================================
EMERALD MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

GROWTH FUND

                                            FOR THE YEAR      FOR THE YEAR      FOR THE YEAR     FOR THE YEAR
                                               ENDED             ENDED             ENDED            ENDED           FOR THE YEAR
                                           JUNE 30, 2004     JUNE 30, 2003     JUNE 30, 2002     JUNE 30, 2001         ENDED
                                              CLASS A           CLASS A           CLASS A          CLASS A++       JUNE 30, 2000
                                           -------------     -------------     -------------     -------------     -------------
Net asset value, beginning of period ....   $     10.21       $     10.26       $     12.50       $     18.31       $     11.70
                                            -----------       -----------       -----------       -----------       -----------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss .....................         (0.17)(1)         (0.10)(1)         (0.10)(1)         (0.05)(1)         (0.12)
Net realized and unrealized gain/(loss)
 on investments .........................          2.98              0.05             (2.14)            (1.58)             7.79
                                            -----------       -----------       -----------       -----------       -----------
    Total from investment operations ....          2.81             (0.05)            (2.24)            (1.63)             7.67
                                            -----------       -----------       -----------       -----------       -----------
LESS DISTRIBUTIONS
-------------------
Distributions from net realized capital
  gain ..................................            --                --                --             (4.18)            (1.06)
                                            -----------       -----------       -----------       -----------       -----------
Net asset value, end of period ..........   $     13.02       $     10.21       $     10.26       $     12.50       $     18.31
                                            ===========       ===========       ===========       ===========       ===========
Total return* ...........................         27.52%            (0.49)%          (17.92)%           (9.62)%           66.58%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) .....   $   112,354       $    78,060       $    82,805       $   107,325       $   136,649
Ratio of expenses to average net assets .          1.57%             1.73%             1.62%             1.56%             1.45%
Ratio of net investment (loss) to average
 net assets .............................         (1.34)%           (1.14)%           (0.88)%           (0.40)%           (0.66)%
Portfolio turnover rate .................            62%               79%               61%               60%              102%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.


34                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

GROWTH FUND

                                              FOR THE YEAR      FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                                 ENDED             ENDED            ENDED            ENDED
                                              JUNE 30, 2004     JUNE 30, 2003    JUNE 30, 2002    JUNE 30, 2001
                                                 CLASS C           CLASS C           CLASS C         CLASS C++
                                              -------------     -------------    -------------    -------------
Net asset value, beginning of period ........   $    10.02       $    10.14       $    12.43       $    18.31
                                                ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss .........................        (0.25)(1)        (0.16)(1)        (0.17)(1)        (0.13)(1)
Net realized and unrealized gain/(loss)
  on investments ............................         2.93             0.04            (2.12)           (1.57)
                                                ----------       ----------       ----------       ----------
   Total from investment operations .........         2.68            (0.12)           (2.29)           (1.70)
                                                ----------       ----------       ----------       ----------
LESS DISTRIBUTIONS
------------------
Distributions from net realized capital gain            --               --               --            (4.18)
                                                ----------       ----------       ----------       ----------
Net asset value, end of period ..............   $    12.70       $    10.02       $    10.14       $    12.43
                                                ==========       ==========       ==========       ==========
Total return* ...............................        26.75%           (1.18)%         (18.42)%         (10.08)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) .........   $   13,311       $    4,905       $    3,505       $    1,434
Ratio of operating expenses to average net
  assets ....................................         2.22%            2.39%            2.27%            2.21%
Ratio of net investment (loss) to average net
  assets ....................................        (1.99)%          (1.81)%          (1.53)%          (1.05)%
Portfolio turnover rate .....................           62%              79%              61%              60%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.


See accompanying Notes to Financial Statements                                35

================================================================================
EMERALD MUTUAL FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

SELECT BANKING AND FINANCE FUND

                                            FOR THE YEAR      FOR THE YEAR      FOR THE YEAR     FOR THE YEAR
                                               ENDED             ENDED             ENDED            ENDED           FOR THE YEAR
                                           JUNE 30, 2004     JUNE 30, 2003     JUNE 30, 2002     JUNE 30, 2001         ENDED
                                             CLASS A            CLASS A           CLASS A          CLASS A++       JUNE 30, 2000
                                          -------------      -------------     -------------     -------------     -------------
Net asset value, beginning of period ...   $     19.89       $     18.36       $     15.55       $     11.20       $     13.36
                                           -----------       -----------       -----------       -----------       -----------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income (loss) ...........         (0.03)(1)          0.03(1)           0.05(1)           0.18(1)           0.08
Net realized and unrealized gain/(loss)
 on investments ........................          6.07              1.84              3.01              4.34             (2.20)
                                           -----------       -----------       -----------       -----------       -----------
    Total from investment operations ...          6.04              1.87              3.06              4.52             (2.12)
                                           -----------       -----------       -----------       -----------       -----------
LESS DIVIDENDS AND DISTRIBUTIONS
--------------------------------
Dividends from net investment income ...         (0.01)               --             (0.08)            (0.17)            (0.03)
Dividends in excess of
 net investment income .................            --                --                --                --             (0.01)
Distributions from net realized capital
 gain ..................................         (0.18)            (0.34)            (0.17)               --                --
                                           -----------       -----------       -----------       -----------       -----------
  Total dividends and distributions ....         (0.19)            (0.34)            (0.25)            (0.17)            (0.04)
                                           -----------       -----------       -----------       -----------       -----------
Net asset value, end of period .........   $     25.74       $     19.89       $     18.36       $     15.55       $     11.20
                                           ===========       ===========       ===========       ===========       ===========
Total return* ..........................         30.53%            10.46%            19.96%            40.72%           (15.91)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ....   $   133,136       $    59,565       $    34,933       $    14,822       $    10,947
Ratio of operating expenses to average
 net assets before reimbursement by
 Adviser and waivers ...................          1.74%             1.97%             2.26%             2.94%             2.60%
Ratio of operating expenses to average
 net assets after reimbursement by
 Adviser and waivers ...................           n/a(2)            n/a(2)            n/a(2)           2.35%             2.35%
Ratio of net investment income/(loss) to
 average net assets before reimbursement
 by Adviser and waivers ................         (0.13)%            0.20%             0.28%             0.79%             0.51%
Ratio of net investment income/(loss) to
 average net assets after reimbursement
 by Adviser and waivers ................           n/a(2)            n/a(2)            n/a(2)           1.38%             0.76%
Portfolio turnover rate ................            29%               47%               27%               55%               46%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.

(1) Net investment income (loss) per share represents net investment income divided by the average shares outstanding throughout the period.

(2)   Not applicable: no waivers or reimbursements were made by the Adviser.


36                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

SELECT BANKING AND FINANCE FUND

                                                   FOR THE YEAR      FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                                      ENDED            ENDED            ENDED           ENDED
                                                   JUNE 30, 2004    JUNE 30, 2003    JUNE 30, 2002    JUNE 30, 2001
                                                      CLASS C          CLASS C          CLASS C         CLASS C++
                                                   -------------    -------------    -------------    -------------
Net asset value, beginning of period ............   $    19.62       $    18.24       $    15.47       $    11.20
                                                    ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income/(loss) ....................        (0.18)(1)        (0.08)(1)        (0.06)(1)         0.10(1)
Net realized and unrealized gain/(loss)
  on investments ................................         5.97             1.80             3.00             4.34
                                                    ----------       ----------       ----------       ----------
   Total from investment operations .............         5.79             1.72             2.94             4.44
                                                    ----------       ----------       ----------       ----------
LESS DIVIDENDS AND DISTRIBUTIONS
--------------------------------
Dividends from net investment income ............           --               --               --            (0.17)
Distributions from net realized capital gain ....        (0.18)           (0.34)           (0.17)              --
                                                    ----------       ----------       ----------       ----------
  Total dividends and distributions .............        (0.18)           (0.34)           (0.17)           (0.17)
                                                    ----------       ----------       ----------       ----------
Net asset value, end of period ..................   $    25.23       $    19.62       $    18.24       $    15.47
                                                    ==========       ==========       ==========       ==========
Total return* ...................................        29.68%            9.69%           19.22%           40.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) .............   $   88,249       $   27,482       $    6,210       $      513
Ratio of operating expenses to average net assets
   before reimbursement by Adviser and waivers ..         2.39%            2.66%            2.91%            3.59%
Ratio of operating expenses to average net assets
   after reimbursement by Adviser and waivers ...          n/a(2)           n/a(2)           n/a(2)          3.00%
Ratio of net investment income/(loss) to average
  net assets before reimbursement by
  Adviser and waivers ...........................        (0.77)%          (0.43)%          (0.37)%           0.14%
Ratio of net investment income/(loss) to average
  net assets after reimbursement by
  Adviser and waivers ...........................          n/a(2)           n/a(2)           n/a(2)          0.73%
Portfolio turnover rate .........................           29%              47%              27%              55%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.

(1)   Net investment  income (loss) per share  represents net investment  income
      (loss) divided by the average shares outstanding throughout the period.

(2)   Not applicable: no waivers or reimbursements were made by the Adviser.

See accompanying Notes to Financial Statements                                37

================================================================================
EMERALD MUTUAL FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

SELECT TECHNOLOGY FUND

                                            FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                               ENDED            ENDED            ENDED            ENDED       FOR THE YEAR
                                            JUNE 30, 2004    JUNE 30, 2003    JUNE 30, 2002    JUNE 30, 2001      ENDED
                                               CLASS A          CLASS A          CLASS A         CLASS A++    JUNE 30, 2000
                                            -------------    -------------    -------------    -------------  -------------
Net asset value, beginning of period .....   $     5.64       $     5.38       $    12.15       $    29.59     $    12.17
                                             ----------       ----------       ----------       ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss ......................        (0.19)(1)        (0.12)(1)        (0.20)(1)        (0.43)         (0.55)(1)
Net realized and unrealized gain/(loss)
 on investments and short positions ......         1.68             0.38            (6.15)          (13.01)         18.62
                                             ----------       ----------       ----------       ----------     ----------
     Total from investment operations ....         1.49             0.26            (6.35)          (13.44)         18.07
                                             ----------       ----------       ----------       ----------     ----------
LESS DISTRIBUTIONS
------------------
Distributions from net realized capital
  gain ...................................           --               --            (0.42)           (4.00)         (0.65)
                                             ----------       ----------       ----------       ----------     ----------
Net asset value, end of period ...........   $     7.13       $     5.64       $     5.38       $    12.15     $    29.59
                                             ==========       ==========       ==========       ==========     ==========
Total return* ............................        26.42%            4.83%          (53.76)%         (51.80)%       148.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) ......   $    3,202       $    2,572       $    3,132       $    8,054     $   19,390
Ratio of operating expenses to average
 net assets before reimbursement by
 Adviser and waivers .....................         2.75%            4.99%            4.66%            3.41%          2.67%
Ratio of operating expenses to average net
 assets after reimbursement by Adviser
 and waivers .............................         2.74%            2.90%            2.90%            2.90%           n/a(2)
Ratio of net investment (loss) to average
 net assets before reimbursement by
 Adviser and waivers .....................        (2.67)%          (4.78)%          (4.26)%          (2.76)%        (2.17)%
Ratio of net investment (loss) to average
 net assets after reimbursement by
 Adviser and waivers .....................        (2.65)%          (2.69)%          (2.50)%          (2.25)%          n/a(2)
Portfolio turnover rate ..................           65%             151%             249%             193%           199%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2)   Not applicable: no waivers or reimbursements were made by the Adviser.

38                                See accompanying Notes to Financial Statements

================================================================================
EMERALD MUTUAL FUNDS
FINANCIAL HIGHLIGHTS -- CONCLUDED
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

SELECT TECHNOLOGY FUND

                                                   FOR THE YEAR      FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                                      ENDED            ENDED            ENDED           ENDED
                                                   JUNE 30, 2004    JUNE 30, 2003    JUNE 30, 2002    JUNE 30, 2001
                                                      CLASS C          CLASS C          CLASS C         CLASS C++
                                                   -------------    -------------    -------------    -------------
Net asset value, beginning of period ............   $  5.56           $  5.33           $ 12.10          $ 29.59
                                                    -------           -------           -------          -------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment loss .............................     (0.22)(1)         (0.15)(1)         (0.24)(1)        (0.37)
Net realized and unrealized gain/(loss)
  on investments and short positions ............      1.66              0.38             (6.11)          (13.12)
                                                    -------           -------           -------          -------
  Total from investment operations .............       1.44              0.23             (6.35)          (13.49)
                                                    -------           -------           -------          -------
LESS DISTRIBUTIONS
------------------
Distributions from net realized capital gain ....        --                --             (0.42)           (4.00)
                                                    -------           -------           -------          -------
Net asset value, end of period ..................   $  7.00           $  5.56           $  5.33          $ 12.10
                                                    =======           =======           =======          =======
Total return* ...................................     25.90%             4.32%           (53.99)%         (52.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) .............   $   518           $   201           $    89          $   301
Ratio of operating expenses to average net assets
  before reimbursement by Adviser and waivers ...      3.25%             5.49%             5.16%            3.91%
Ratio of operating expenses to average net assets
  after reimbursement by Adviser and waivers ....      3.24%             3.40%             3.40%            3.40%
Ratio of net investment (loss) to average net
  assets before reimbursement by Adviser
  and waivers ...................................     (3.17)%           (5.28)%           (4.76)%          (3.26)%
Ratio of net investment (loss) to average net
  assets after reimbursement by Adviser
  and waivers ...................................     (3.15)%           (3.19)%           (3.00)%          (2.75)%
Portfolio turnover rate .........................        65%              151%              249%             193%

* Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

++ On July 1, 2000, the Class C Shares went effective and the existing class of shares was designated Class A Shares.

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.


See accompanying Notes to Financial Statements                                39

================================================================================
EMERALD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 2004
--------------------------------------------------------------------------------

NOTE 1--DESCRIPTION OF FUNDS

      The HomeState Group (the "Trust"), an open-end management investment company, was established as a Pennsylvania common law trust on August 26, 1992, and is registered under the Investment Company Act of 1940, as amended. The Trust has established three series: the Emerald Growth Fund, the Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund (each a "Fund" and collectively, the "Funds").

      The Emerald Growth Fund commenced operations on October 1, 1992. The investment objective of the Fund is long-term growth of capital through capital appreciation. To pursue its objective, the Fund will invest at least 80% of its total assets in a diversified portfolio of common stocks, preferred stocks and securities convertible into common and preferred stocks. Prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund and had a narrower investment objective.

      The Emerald Select Banking and Finance Fund commenced operations on February 18, 1997. The investment objective of the Fund is long-term growth through capital appreciation. Income is a secondary objective. To pursue its objective, the Fund will invest at least 80% of its total assets in a diversified portfolio of banking and financial services companies. Prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and had a different investment objective.

      The Emerald Select Technology Fund commenced operations on October 31, 1997. The investment objective of the Fund is to seek capital appreciation by investing in a non-diversified portfolio of equity securities of public companies in the technology sector. To pursue its objective, the Fund will invest at least 80% of its total assets in such companies. Prior to February 29, 2000, the Fund was named HomeState Year 2000 Fund and had a narrower investment objective.

      The Funds issued a second class of shares, Class C Shares, and renamed the initial class as Class A Shares on July 1, 2000. The two classes differ principally in their respective distribution expenses and arrangements as well as their respective sale and contingent deferred sales charge arrangements. Both classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

      Class A Shares are subject to an initial sales charge of 4.75% imposed at the time of purchase. Class C Shares were subject to an initial sales charge of 1.00% imposed at the time of purchase, as well as a contingent deferred sales charge ("CDSC") for redemptions made within one year of purchase, in accordance with the Fund's prospectus. The CDSC is 1.00% of the lesser of the current market value or the cost of shares being redeemed. Effective April 1, 2004, the Board of Trustees authorized the elimination of the 1.00% initial sales charge on the Class C shares.

      Certain funds invest a high percentage of their assets in specific sectors of the market, especially technology, banking and financial. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the fund's net asset value and will cause its shares to fluctuate more than if the fund did not concentrate in investments in a particular sector.

================================================================================
EMERALD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED                         JUNE 30, 2004
--------------------------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the trust:

      SECURITY VALUATION -- Investment securities and securities sold short traded on a national securities exchange are valued at the last reported sales price on the security's principal exchange, which is usually at 4:00 p.m. Eastern time, unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing asked and bid prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing asked and bid price is used. Investments in open-end registered investment companies are valued at their net asset value each business day. An option contract is valued at the last sales price as quoted on the principal exchange on which such option is traded, or in the absence of a sale, the mean between the last bid and ask prices. Debt securities with maturities of sixty days or less are valued at amortized cost, which approximates market value. Where market quotations are not readily available, securities are valued using methods, which the Board of Trustees believe, in good faith, accurately reflects their fair value.

      INCOME RECOGNITION -- Interest income is accrued as earned. Dividend income and expense for securities sold short is recorded on the ex-dividend date. Income, expense (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the fair value of settled shares. Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. All discounts and premiums on fixed income securities are amortized on the effective interest method for tax and financial reporting purposes.

      SECURITIES TRANSACTIONS -- Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined using the first-in, first-out cost method.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders, which are determined in accordance with federal tax regulations, are recorded on the ex-dividend date. Net gains realized from securities transactions and dividends from net investment income, if any, would normally be distributed to shareholders in August and December. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

================================================================================
EMERALD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED                         JUNE 30, 2004
--------------------------------------------------------------------------------


      USE OF  ESTIMATES  IN  THE  PREPARATION  OF  FINANCIAL  STATEMENTS  -- The
      preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      OPTION WRITING/PURCHASING -- The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund may write or purchase financial options contracts solely for the purpose of hedging their existing portfolio securities, or securities that the funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the funds write or purchase an option, an amount equal to the premium received or paid by the funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by the funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the funds have realized a gain or loss on investment transactions. Risks arise from entering into written option transactions from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market and from unexpected movements in security values. At June 30, 2004, the Emerald Select Banking and Finance Fund and the Emerald Technology Fund held no purchased or written options.

      SHORT SALES -- The Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund may sell securities short. Short sales are transactions in which a fund sells a security that it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the fund must borrow the security to deliver to the buyer. The fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Funds maintain collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Funds are liable for any dividends payable on securities while those securities are in a short position. At June 30, 2004 the Emerald Select Banking and Finance Fund and the Emerald Technology Fund had no securities sold short.

================================================================================
EMERALD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED                         JUNE 30, 2004
--------------------------------------------------------------------------------

NOTE 3 -- CAPITAL STOCK

      At June 30, 2004, each Fund had authorized an unlimited number of shares of beneficial interest with no par value.

      The following  table  summarizes  the capital share  transactions  of each
      Fund:

      GROWTH FUND

                                                     FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                                       JUNE 30, 2004                      JUNE 30, 2003
                                            -------------------------------     -------------------------------
                                                         CLASS A                             CLASS A
                                            -------------------------------     -------------------------------
                                               SHARES            AMOUNT            SHARES             AMOUNT
                                            -------------     -------------     -------------     -------------
      Sales ...........................        2,720,528      $ 34,341,896         3,369,304      $ 29,767,827
      Redemptions .....................       (1,739,742)      (21,675,806)       (3,789,010)      (33,445,226)
                                            ------------      ------------      ------------      ------------
      Net increase (decrease) .........          980,786      $ 12,666,090          (419,706)     $ (3,677,399)
                                            ------------      ============      ------------      ============
      SHARES OUTSTANDING:
           Beginning of period ........        7,647,180                           8,066,886
                                              ----------                          ----------
           End of period ..............        8,627,966                           7,647,180
                                              ==========                          ==========

                                                     FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                                       JUNE 30, 2004                      JUNE 30, 2003
                                            -------------------------------     -------------------------------
                                                         CLASS C                             CLASS C
                                            -------------------------------     -------------------------------
                                               SHARES            AMOUNT            SHARES             AMOUNT
                                            -------------     -------------     -------------     -------------
      Sales ...........................          650,886      $  8,067,108           223,373      $  1,979,685
      Redemptions .....................          (92,133)       (1,141,097)          (79,534)         (688,637)
                                            ------------      ------------      ------------      ------------
      Net increase ....................          558,753      $  6,926,011           143,839      $  1,291,048
                                            ------------      ============      ------------      ============
      SHARES OUTSTANDING:
           Beginning of period ........          489,529                             345,690
                                            ------------                        ------------
           End of period ..............        1,048,282                             489,529
                                            ============                        ============
      Total Net Increase (Decrease) ...                       $ 19,592,101                        $ (2,386,351)
                                                              ============                        ============

================================================================================
EMERALD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED                         JUNE 30, 2004
--------------------------------------------------------------------------------

SELECT BANKING AND FINANCE FUND

                                                FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                                   JUNE 30, 2004                      JUNE 30, 2003
                                        -------------------------------     -------------------------------
                                                     CLASS A                             CLASS A
                                        -------------------------------     -------------------------------
                                           SHARES            AMOUNT            SHARES             AMOUNT
                                        -------------     -------------     -------------     -------------
      Sales .......................        3,961,024      $ 94,794,254         2,369,609      $ 42,220,507
      Reinvested distributions ....           26,278           592,917            32,653           561,072
      Redemptions .................       (1,810,887)      (44,476,237)       (1,309,520)      (22,280,216)
                                        ------------      ------------      ------------      ------------
      Net increase ................        2,176,415      $ 50,910,934         1,092,742      $ 20,501,363
                                        ------------      ============      ------------      ============
      SHARES OUTSTANDING:
           Beginning of period ....        2,995,028                           1,902,286
                                        ------------                        ------------
           End of period ..........        5,171,443                           2,995,028
                                        ============                        ============

                                                 FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                                   JUNE 30, 2004                      JUNE 30, 2003
                                        -------------------------------     -------------------------------
                                                     CLASS C                             CLASS C
                                        -------------------------------     -------------------------------
                                           SHARES            AMOUNT            SHARES             AMOUNT
                                        -------------     -------------     -------------     -------------
      Sales .......................        2,359,446      $ 55,258,198         1,095,725      $ 19,616,804
      Reinvested distributions ....           11,968           267,326             8,541           145,578
      Redemptions .................         (274,673)       (6,660,876)          (43,826)         (743,353)
                                        ------------      ------------      ------------      ------------
      Net increase ................        2,096,741      $ 48,864,648         1,060,440      $ 19,019,029
                                        ------------      ============      ------------      ============
      SHARES OUTSTANDING:
           Beginning of period ....        1,400,962                             340,522
                                        ------------                        ------------
           End of period ..........        3,497,703                           1,400,962
                                        ============                        ============
      Total Net Increase ..........                       $ 99,775,582                        $ 39,520,392
                                                          ============                        ============

================================================================================
EMERALD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED                         JUNE 30, 2004
--------------------------------------------------------------------------------

SELECT TECHNOLOGY FUND

                                                      FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                                         JUNE 30, 2004                      JUNE 30, 2003
                                              -------------------------------     -------------------------------
                                                           CLASS A                             CLASS A
                                              -------------------------------     -------------------------------
                                                 SHARES            AMOUNT            SHARES             AMOUNT
                                              -------------     -------------     -------------     -------------

      Sales .............................          127,511      $    957,303            63,360      $    306,900
      Redemptions .......................         (134,440)         (974,250)         (189,450)         (890,405)
                                              ------------      ------------      ------------      ------------
      Net decrease ......................           (6,929)     $    (16,947)         (126,090)     $   (583,505)
                                              ------------      ============      ------------      ============
      SHARES OUTSTANDING:
                 Beginning of period ....          456,260                             582,350
                                              ------------                        ------------
                 End of period ..........          449,331                             456,260
                                              ============                        ============

                                                      FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                                         JUNE 30, 2004                      JUNE 30, 2003
                                              -------------------------------     -------------------------------
                                                           CLASS C                             CLASS C
                                              -------------------------------     -------------------------------
                                                 SHARES            AMOUNT            SHARES             AMOUNT
                                              -------------     -------------     -------------     -------------

      Sales .............................           49,228      $    341,700            20,250      $     83,480
      Redemptions .......................          (11,260)          (80,865)             (806)           (3,497)
                                              ------------      ------------      ------------      ------------
      Net increase ......................           37,968      $    260,835            19,444      $     79,983
                                              ------------      ============      ------------      ============
      SHARES OUTSTANDING:
                 Beginning of period ....           36,068                              16,624
                                              ------------                        ------------
                 End of period ..........           74,036                              36,068
                                              ============                        ============
      Total Net Increase (Decrease) .....                       $    243,888                        $   (503,522)
                                                                ============                        ============

NOTE 4 -- INVESTMENT TRANSACTIONS

      During the fiscal year ended June 30, 2004, purchases and sales of investment securities (excluding securities sold short, options and short-term investments) were as follows:

                                                             SELECT BANKING       SELECT TECHNOLOGY
                                            GROWTH FUND     AND FINANCE FUND            FUND
                                            -----------     ----------------      -----------------
      Purchases ........................  $    79,392,592  $    137,048,450        $    2,733,092
      Sales ............................       66,045,145        47,385,626             2,310,608

================================================================================
EMERALD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED                         JUNE 30, 2004
--------------------------------------------------------------------------------

NOTE 5 -- FEDERAL TAX POLICIES AND INFORMATION

      The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the distribution of all of their taxable income and realized capital gains. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

      At June 30, 2004, the total cost of securities and the net realized gains and losses on securities sold for Federal income tax purposes are different from amounts reported for financial reporting purposes generally due to losses incurred in so-called "wash sales," which losses cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation for securities (including short sales) held by the Funds at June 30, 2004, were as follows:

                                                               TAX BASIS NET
                                               COST FOR          UNREALIZED     TAX BASIS GROSS    TAX BASIS GROSS
                                             FEDERAL INCOME     APPRECIATION       UNREALIZED        UNREALIZED
      FUND                                   TAX PURPOSES      (DEPRECIATION)    APPRECIATION       DEPRECIATION
      ----                                   ------------      --------------    ------------       ------------
      Growth Fund .......................    $ 99,289,731      $ 26,460,178      $ 31,221,424      $ (4,761,246)
      Select Banking and Finance Fund ...     182,206,086        39,205,790        41,173,956        (1,968,166)
      Select Technology Fund ............       2,909,826           721,528           969,750          (248,222)

      At June 30, 2004, undistributed ordinary income and long-term capital gains for tax purposes are as follows:

                                                  UNDISTRIBUTED       LONG-TERM       CAPITAL LOSS
      FUND                                       ORDINARY INCOME    CAPITAL GAINS     CARRYFORWARDS
      ----                                       ---------------    -------------     -------------
      Growth Fund .........................       $        --        $ 2,955,672        $        --
      Select Banking and Finance Fund .....         3,562,290          4,778,752                 --
      Select Technology Fund ..............                --                 --         (8,407,042)

      At June 30, 2004, the Select Technology Fund had accumulated capital loss carryforwards for Federal income tax purposes of $8,407,042 of which $6,558,055 expires in 2010 and $1,848,987 expires in 2011. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. During the year ended June 30, 2004, the Growth Fund and Select Technology Fund utilized capital loss carryovers of $10,087,274 and $617,865 respectively.

      Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of June 30, 2004, primarily

================================================================================
EMERALD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED                         JUNE 30, 2004
--------------------------------------------------------------------------------

      attributable to certain net operating losses, which for tax purposes are not available to offset future income, were reclassified to the following accounts:

                                              UNDISTRIBUTED      ACCUMULATED
                                             NET INVESTMENT       REALIZED
      FUND                                      INCOME           GAIN/(LOSS)       PAID IN CAPITAL
      ----                                   --------------     ------------       ---------------
      Growth Fund .......................    $ 1,558,356        $        --         $(1,558,356)
      Select Banking and Finance Fund....        628,630           (628,630)                 --
      Select Technology Fund ............        104,370                 --            (104,370)

      The tax components of dividends and distributions paid during the year were as follows:

                                                                   LONG-TERM
      FUND                                     ORDINARY INCOME    CAPITAL GAINS
      ----                                     ---------------    -------------
      Growth Fund .......................                --                --
      Select Banking and Finance Fund....        $   20,232        $1,057,014
      Select Technology Fund ............                --                --

NOTE 6 -- EXPENSES AND TRANSACTIONS WITH AFFILIATED PARTIES

      Emerald Advisers, Inc. serves as the investment adviser (the "Adviser") to the Funds for which it receives investment advisory fees from each Fund. The fee for the Emerald Growth Fund is based on average daily net assets at the annual rate of 0.75% on assets up to and including $250 million, 0.65% for assets in excess of $250 million up to and including $500 million, 0.55% for assets in excess of $500 million up to and including $750 million, and 0.45% for assets in excess of $750 million. The fee for the Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund is based on average daily net assets at the annual rate of 1.00% on assets up to and including $100 million and 0.90% for assets in excess of $100 million. Under the terms of the investment advisory agreement, Emerald Advisers, Inc., may also waive or reimburse the Funds for certain expenses. Through October 31, 2004, the Adviser has contractually agreed to waive its advisory fee and/or reimburse other expenses to the extent that the Fund's total operating expenses exceed the following:


      FUND                                     CLASS A         CLASS C
      ----                                     -------         -------
      Growth Fund ........................      2.25%          2.90%
      Select Banking and Finance Fund ....      2.35%          3.00%
      Select Technology Fund .............      2.90%          3.40%

      The   following   table   summarizes   the   advisory   fees  and  expense
      waivers/reimbursements for the fiscal year ended June 30, 2004.


                                                     GROSS       ADVISORY FEE
      FUND                                          ADVISORY   WAIVED/REIMBURSED
      ----                                          --------   -----------------
      Growth Fund .......................         $  837,538            $ --
      Select Banking and Finance Fund ...          1,662,285              --
      Select Technology Fund ............             38,575             615

================================================================================
EMERALD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED                         JUNE 30, 2004
--------------------------------------------------------------------------------

NOTE 7 -- OTHER AGREEMENTS

      The Emerald Growth, Emerald Select Banking and Finance, and Emerald Select Technology Funds have adopted distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. CITCO-Quaker Fund Distributors, Inc. ("CQFD") is the sole distributor of the Trust's shares pursuant to a distribution agreement with each fund. The Plans provide that the Funds will pay CQFD for services provided and expenses incurred promoting the sale of shares of the Funds or maintaining or improving services provided to shareholders by CQFD or dealers. Under the Class A Plan, the Growth and Select Banking and Finance Funds will reimburse CQFD at an annual rate up to 0.35% and the Select Technology Fund will reimburse CQFD at an annual rate up to 0.50%, payable monthly, of the average net assets attributable to such class of shares. Under the Class C Plans, the Funds will reimburse CQFD at an annual rate up to 1.00%, payable monthly, of which, 0.25% is a shareholder service fee and 0.75% is for distribution-related expenses, of the average daily net assets attributable to such class of shares. For the fiscal year ended June 30, 2004, the Funds paid CQFD under the terms of the Plan as follows:

                                                         DISTRIBUTION EXPENSES
                                                           FOR THE YEAR ENDED
      FUND                                     CLASS A       JUNE 30, 2004
      ----                                     -------   ---------------------
      Growth Fund ........................      0.35%         $  356,432
      Select Banking and Finance Fund ....      0.35%            388,367
      Select Technology Fund .............      0.50%             17,185

                                                                                                 SHAREHOLDER SERVICING
                                                          DISTRIBUTION EXPENSES                      EXPENSES FOR
                                                           FOR THE YEAR ENDED                       THE YEAR ENDED
      FUND                                    CLASS C        JUNE 30, 2004          CLASS C         JUNE 30, 2004
      ----                                    -------     ---------------------     -------      ---------------------
      Growth Fund .........................    0.75%           $   73,756           0.25%             $ 24,585
      Select Banking and Finance Fund .....    0.75%              469,829           0.25%              156,610
      Select Technology Fund ..............    0.75%                3,154           0.25%                1,051

================================================================================
EMERALD MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONCLUDED                         JUNE 30, 2004
--------------------------------------------------------------------------------

      Citco Mutual Fund Services serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

      The Funds' Declaration of Trust provides that each Trustee affiliated with the Funds'Adviser shall serve without compensation and each Trustee who is not so affiliated shall receive an annual retainer of $6,000 and $1,500 for each Trustee's meeting attended. A member of the Funds' Board of Trustees who is not affiliated with the Adviser was employed through February of 2004 as a practicing attorney and was a partner in the law firm of Duane Morris LLP, the Funds' former legal counsel. As of June 11, 2004, the Funds had engaged new legal counsel, Pepper Hamilton LLP, to serve as fund counsel. No employee of Pepper Hamilton LLP serves as a Trustee of the Funds.Legal fees aggregating $18,104, $26,343 and $652 were incurred by the Emerald Growth Fund, the Emerald Select Banking and Finance Fund and the Emerald Select Technology Fund, respectively, to the Funds' former counsel, Duane Morris LLP, during the period July 1, 2003 through February 28, 2004.

================================================================================
EMERALD MUTUAL FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of The HomeState Group

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerald Growth Fund, Emerald Select Banking and Finance Fund and Emerald Select Technology Fund (constituting The HomeState Group, hereafter referred to as the "Funds") at June 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
August 25, 2004

================================================================================
EMERALD MUTUAL FUNDS
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INFORMATION ABOUT TRUSTEES

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The SAI includes additional information about the Funds' Trustees and Officers and is available, without charge, upon request by calling 1-800-232-0224.

                                                                                          NUMBER OF
                                            TERM OF                                       PORTFOLIOS
                                            OFFICE AND                                    IN FUND         OTHER
                             POSITIONS(S)   LENGTH OF                                     COMPLEX         DIRECTORSHIPS
                             HELD WITH      TIME           PRINCIPAL OCCUPATION           OVERSEEN        HELD BY
NAME, ADDRESS AND AGE        THE FUND       SERVED         DURING PAST FIVE YEARS         BY TRUSTEE      TRUSTEE
----------------------       --------       ------         ----------------------         ----------      -------

DISINTERESTED TRUSTEES:

J. Barton Harrison           Trustee        Since 2002     Self employed,                     3           Steel Plant
1452 County Line Road                                      financial planning.                            Equipment
Rosemont, PA 19010                                                                                        Corp.
Age:74

Richard J. Masterson         Trustee        Since 2002     Chief Executive Officer,           3           None
1703 Oregon Pike, Suite 101                                Masterson Development and
Lancaster, PA 17601                                        President, U.S. Interactive.
Age:43

Dr. H. J. Zoffer             Trustee        Since 1992     Dean Emeritus and Professor        3           None
220 N. Bellefield Ave.,                                    of Business Administration,
Apt. 1201                                                  University of Pittsburgh.
Pittsburgh, PA 15213
Age:74

INTERESTED TRUSTEES:

Kenneth G. Mertz II, C.F.A.* Trustee,Vice   Since 1992     President and Chief                3            None
1703 Oregon Pike, Suite 101  President,                    Investment Officer,
Lancaster, PA 17601          Chief Financial               Emerald Advisers, Inc.
Age:52                       Officer and
                             Portfolio
                             Manager

Scott C. Penwell, Esq.**     Trustee        Since 1992     Shareholder, Stevens & Lee, PC,    3            None
305 North Front Street                                     2/2004 to Present
Harrisburg, PA 17108                                       Partner at Duane, Morris, LLP
Age:51                                                     1981 to 2/2004

* Employee of Emerald Advisors, Inc. and "Interested Person" within the meaning of the Investment Company Act of 1940.

** As a prior partner of the Trust's Legal Counsel, Mr. Penwell will be deemed to be an "Interested Person" within the meaning of the Investment Company Act of 1940 until July 1, 2006.

================================================================================
EMERALD MUTUAL FUNDS
ADDITIONAL INFORMATION -- (UNAUDITED)
--------------------------------------------------------------------------------

OFFICERS OF THE TRUST

NAME, ADDRESS, BIRTH DATE,                PRINCIPAL OCCUPATION
POSITIONS HELD WITH TRUST                 DURING PAST FIVE YEARS
-------------------------                 ----------------------

Kenneth G. Mertz II, C.F.A.               President of Emerald Advisers, Inc. since 1992
1703 Oregon Pike
Lancaster, PA 17601
Birthdate: June 14, 1952
Chairman of the Board of Trustees,
Vice President and Chief
Investment Officer

Daniel W. Moyer IV                        President, Emerald Mutual Funds since 10/1/2002
1703 Oregon Pike                          as well as Executive Vice President of Emerald
Lancaster, PA 17601                       Advisers, Inc. Managing Director and Senior Vice
Birthdate: March 7, 1955                  President Emerald Asset Management 1992 - 2002
President                                 as well as a Registered Sales Supervisor for First
                                          Montauk Securities Corp. 1992 - 2002

Stacey L. Sears                           Senior Vice President of Emerald Advisers, Inc. since
1703 Oregon Pike                          2001. Research analyst and administrative assistant,
Lancaster, PA 17601                       Emerald Asset Management, Inc. 1992 - 2000, as well
Birthdate: November 10, 1971              as representative for First Montauk Securities Corp.,
Vice President and                        1995 to 2000
Portfolio Manager

PROXY POLICIES AND PROCEDURES

A description of the Funds' policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (800) 232-0224, or by accessing the SEC's website at www.sec.gov.

================================================================================
                              EMERALD MUTUAL FUNDS

           INVESTMENT ADVISER                    BOARD OF TRUSTEES
           ------------------                    -----------------
         EMERALD ADVISERS, INC.                  J. BARTON HARRISON
              LANCASTER, PA                        RICH MASTERSON
                                              KENNETH G.MERTZ II, CFA
               DISTRIBUTOR                     SCOTT C. PENWELL, ESQ.
               -----------                        H.J. ZOFFER, PHD
     CITCO MUTUAL FUND DISTRIBUTORS
               MALVERN, PA                        FUND MANAGEMENT
                                                  ---------------
            ADMINISTRATOR AND                  EMERALD ADVISERS, INC.
             TRANSFER AGENT                 1703 OREGON PIKE, SUITE 101
             --------------                        P.O. BOX 10666
    CITCO MUTUAL FUND SERVICES, INC.            LANCASTER, PA 17605
              MALVERN, PA
                                                SHAREHOLDER SERVICES
               CUSTODIAN                        --------------------
               ---------                  CITCO MUTUAL FUND SERVICES, INC.
            U.S. BANK, N.A.                        P.O. BOX C1100
             CINCINNATI, OH                 SOUTHEASTERN, PA 19398-1100

          INDEPENDENT AUDITORS                   TELEPHONE NUMBERS
          --------------------                   -----------------
       PRICEWATERHOUSECOOPERS LLP             THE FUND (800) 232-0224
            PHILADELPHIA, PA          MARKETING / BROKER SERVICES (800) 232-6572
                                                SHAREHOLDER SERVICES
             LEGAL COUNSEL                         (800) 232-0224
             -------------
         PEPPER, HAMILTON, LLP              24 HOUR PRICING INFORMATION
            PHILADELPHIA, PA                ---------------------------
                                                   1-800-232-0224
                                             www.emeraldmutualfunds.com

This report is for the general information of Fund shareholders. For more detailed information about the Fund, please consult a copy of the Fund's current prospectus. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a copy of the current prospectus.

================================================================================
06/04

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e) The registrant's code of ethics is posted on its website at www.teamemerald.com. The registrant intends to disclose amendments to and waivers from provisions of the code of ethics that apply to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions by posting the required information to the website.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      As of the end of the period covered by this report, the registrant's board of directors has determined that the audit committee does not have an audit committee financial expert serving on its audit committee. However, the independent trustees are engaged in a search for additional independent trustees with the intention of adding a new independent trustee to the Audit Committee who would serve as a financial expert. Although the Audit Committee does not have a designated financial expert, the independent trustees, as a group, believe the Audit Committee has sufficient expertise to carry out its duties and responsibilities.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d)

Set forth in the table below are audit fees and non-audit related fees billed to the registrant by its principal accountant (the "Auditor") for the audit of the registrant's annual financial statements and services provided by the Auditor in connection with statutory and regulatory filings during and for the registrant's fiscal years ended June 30, 2003 and 2004.

Fiscal Year
Ended June 30,   Audit Fees   Audit-Related Fees  Tax Fees (1)   All Other Fees
--------------------------------------------------------------------------------
2003             $52,376            None            $12,000           None
2004             $59,000            None            $28,670           None

(1) 2003 tax fees relate to the preparation of excise tax calculations and returns and preparation of state and federal tax returns. 2004 fees relate to the preparation of excise tax calculations and returns and preparation of state and federal returns along with billings for time incurred in support of the Funds' 9100 Ruling.

(e) The registrant's Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the registrant by its Auditor. At the present time, the committee has not adopted pre-approval policies and procedures, although it may determine to do so in the future. Accordingly, the engagement to render auditing and non-auditing services would be presented to and pre-approved by the Audit Committee. All of the audit, audit-related and tax services described above for which the Auditor billed the registrant fees for the fiscal years ended June 30, 2003 and 2004 were pre-approved by the Audit Committee.

(f)   Not applicable.

(g)   Not applicable.

(h)   Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not yet applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the restatement last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (CFR 240-14a-10(, or this Item.

ITEM 10. CONTROLS AND PROCEDURES.

      (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) as of June 30 2004, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934
            (i) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (ii) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There has been no change in registrant's internal control that occurred during the reporting period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

      (a)(2)Certifications pursuant to rule 30a-2(a) under the Investment Company Act of 1940 ("1940 Act"), and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.302 cert.

      (a)(3)Not Applicable

      (b)   Certifications  pursuant  to rule  30a-2(b)  under  the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.906 Cert.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    The HomeState Group

                                 By /s/ Daniel W. Moyer IV
                                    ----------------------
                                    Daniel W. Moyer IV
                                    President
Date                                September 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                 By /s/ Daniel W. Moyer IV
                                    ----------------------
                                    Daniel W. Moyer IV
                                    President
Date                                September 8, 2004

                                 By /s/ Kenneth G. Mertz
                                    --------------------
                                    Kenneth G. Mertz
                                    Treasurer
Date                                September 8, 2004